UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.  )
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Soliciting Material under §240.14a-12

Celldex Therapeutics, Inc.

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CELLDEX THERAPEUTICS, INC.
Perryville III Building
53 Frontage Road, Suite 220
Hampton, NJ 08827
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To be held on June 17, 2021
To the Stockholders of
Celldex Therapeutics, Inc.
NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Celldex Therapeutics, Inc. (the “Company” or “we” or “us”) will be held on June 17, 2021 beginning at 9:00 a.m. Eastern Time. In the best interests of public health and the health and safety of our stockholders, employees and Board of Directors, we are holding the Annual Meeting virtually via the Internet at www.virtualshareholdermeeting.com/CLDX2021. At the meeting, stockholders will act on the following matters to:
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elect six directors to serve until the next Annual Meeting of Stockholders and until their respective successors shall have been duly elected and qualified;

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ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year ending December 31, 2021;

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approve our 2021 Omnibus Equity Incentive Plan;

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approve, on an advisory basis, the compensation of the Company’s Named Executive Officers as disclosed in this proxy statement; and

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address any other matters that may properly come before the meeting.

Only stockholders of record at the close of business on April 20, 2021 are entitled to receive notice of and to vote at the Annual Meeting or any postponement or adjournment thereof.
Your vote is important. Whether you plan to attend the meeting or not, you may vote your shares by marking, signing, dating and mailing the enclosed proxy card in the envelope provided. If you attend the meeting and prefer to vote in person, you may do so even if you have already voted your shares. You may revoke your proxy in the manner described in the proxy statement at any time before it has been voted at the meeting.
By Order of the Board of Directors
Sam Martin
Chief Financial Officer and Secretary
May 3, 2021
Hampton, NJ

CELLDEX THERAPEUTICS, INC.
Perryville III Building
53 Frontage Road, Suite 220
Hampton, NJ 08827

PROXY STATEMENT

This proxy statement contains information related to the Annual Meeting of Stockholders to be held on June 17, 2021 at 9:00 a.m. Eastern Time. In the best interests of public health and the health and safety of our stockholders, employees and Board of Directors, we are holding the Annual Meeting virtually via the Internet. In order to attend our Annual Meeting, you must log in to www.virtualshareholdermeeting.com/CLDX2021 using the 16-digit control number on the notice, proxy card or voting instruction form that accompanied the proxy materials.
Our Annual Meeting could be adjourned or postponed to another date and/or time. A list of record holders of the Company’s common stock entitled to vote at the Annual Meeting will be available for examination by any stockholder, for any purpose germane to the Annual Meeting, at our principal offices at Perryville III Building, 53 Frontage Road, Suite 220, Hampton, New Jersey 08827, during normal business hours for ten days prior to the Annual Meeting. A list will also be available on the virtual meeting platform during the Annual Meeting.
The enclosed proxy is solicited by the Board of Directors of Celldex Therapeutics, Inc. The proxy materials relating to the Annual Meeting are being mailed to stockholders entitled to vote at the meeting on or about May 3, 2021.
Important Notice of Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on June 17, 2021.
Our proxy materials, including our Proxy Statement for the 2021 Annual Meeting, 2020 Annual Report to Stockholders (which contains our Annual Report on Form 10-K) and proxy card, are available on the Internet at www.proxyvote.com.
ABOUT THE MEETING
Why are we calling this Annual Meeting?
We are calling the Annual Meeting to seek the approval of our stockholders to:
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elect six directors to serve until the next Annual Meeting of Stockholders and until their respective successors shall have been duly elected and qualified;

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ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year ending December 31, 2021;

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approve our 2021 Omnibus Equity Incentive Plan;

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approve, on an advisory basis, the compensation of the Company’s Named Executive Officers as disclosed in this proxy statement; and

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address any other matters that may properly come before the meeting.

What are the Board’s recommendations?
Our Board of Directors recommends that you vote:
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FOR the election of each of the six director nominees;

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FOR the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year ending December 31, 2021;

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FOR the approval of our 2021 Omnibus Equity Incentive Plan; and

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FOR an advisory vote on the compensation of the Named Executive Officers as described in this proxy statement.

Who is entitled to vote at the meeting?
Only stockholders of record at the close of business on the record date, April 20, 2021, are entitled to receive notice of the Annual Meeting and to vote the shares of common stock that they held on that date at the meeting, or any postponement or adjournment of the meeting. Holders of our common stock are entitled to one vote per share on each matter to be voted upon. As of the record date, we had 39,614,638 outstanding shares of common stock.
Who can attend the meeting?
All stockholders as of the record date, or their duly appointed proxies, may attend the Annual Meeting. Attendance shall solely be via the Internet at www.virtualshareholdermeeting.com/CLDX2021 using the 16-digit control number on the notice, proxy card or voting instruction form that accompanied the proxy materials.
The live webcast of the Annual Meeting will begin promptly at 9:00 am Eastern Time. Online access to the audio webcast will open approximately 10 minutes prior to the start of the Annual Meeting to allow time for our stockholders to log in and test their devices’ audio system. We encourage our stockholders to access the meeting in advance of the designated start time.
Stockholders may also vote, and submit written questions, during the Annual Meeting on www.virtualshareholdermeeting.com/CLDX2021. To demonstrate proof of stock ownership, you will need to enter the 16-digit control number received with your notice, proxy card or voting instruction form to submit questions and vote at our Annual Meeting. If you hold your shares in “street name” (that is, through a broker or other nominee), you will need authorization from your broker or nominee in order to vote. We intend to answer questions submitted during the meeting that are pertinent to the Company and the items being brought for stockholder vote at the Annual Meeting, as time permits, and in accordance with the Rules of Conduct for the Annual Meeting. To promote fairness, efficiently use the Company’s resources and ensure all stockholder questions are able to be addressed, we will respond to no more than one question from a single stockholder. Questions and answers will be grouped by topic and substantially similar questions will be grouped and answered once. We have retained Broadridge Financial Solutions to host our virtual annual meeting and to distribute, receive, count and tabulate proxies.
What constitutes a quorum?
The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of our common stock outstanding on the record date will constitute a quorum for our meeting. Signed proxies received but not voted and broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting.
How do I vote?
You can vote on matters that come before the Annual Meeting by completing, dating and signing the enclosed proxy card and returning it in the enclosed postage-paid envelope.
Your shares will be voted as you indicate on your proxy card. If you vote the enclosed proxy but you do not indicate your voting preferences, and with respect to any other matter that properly comes before the meeting, the individuals named on the proxy card will vote your shares FOR the matters submitted at the meeting, or if no recommendation is given, in their own discretion.
If you are a stockholder of record, to submit your proxy by telephone or via the Internet, follow the instructions on the proxy card. If you hold your shares in street name, you may vote by telephone or via the Internet as instructed by your broker, bank or other nominee.

You will have the right to vote at the Annual Meeting. You will have the right to vote on the day of, or during, the Annual Meeting on www.virtualshareholdermeeting.com/CLDX2021. To demonstrate proof of stock ownership, you will need to enter the 16-digit control number received with your notice, proxy card or voting instruction form to vote at our Annual Meeting if it is held remotely.
If you attend the Annual Meeting and prefer to vote in person, you may do so even if you have already voted your shares by proxy. Even if you plan to attend our Annual Meeting, we recommend that you also submit your proxy as described above so that your vote will be counted if you later decide not to attend our Annual Meeting.
What if I vote and then change my mind?
You may revoke your proxy at any time before it is exercised by:
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filing with the Secretary of the Company a notice of revocation;

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sending in another duly executed proxy bearing a later date; or

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attending the meeting and casting your vote in person.

Your latest vote will be the vote that is counted.
What is the difference between holding shares as a stockholder of record and as a beneficial owner?
Many of our stockholders hold their shares through a stockbroker, bank or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.
Stockholder of Record
If your shares are registered directly in your name with our transfer agent, Computershare Trust Company, N.A., you are considered, with respect to those shares, the stockholder of record. As the stockholder of record, you have the right to grant your voting proxy directly to us or to vote in person at the Annual Meeting.
Beneficial Owner
If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you by your broker, bank or nominee which is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker as to how to vote and are also invited to attend the Annual Meeting. However, because you are not the stockholder of record, you may not vote these shares in person at the Annual Meeting unless you obtain a signed proxy from the record holder giving you the right to vote the shares. If you do not vote your shares or otherwise provide the stockholder of record with voting instructions, your shares may constitute broker non-votes. The effect of broker non-votes is more specifically described in “What vote is required to approve each proposal?” below.
What are “broker non-votes”?
Banks and brokers acting as nominees are permitted to use discretionary voting authority to vote proxies for proposals that are deemed “routine” by the New York Stock Exchange, but are not permitted to use discretionary voting authority to vote proxies for proposals that are deemed “non-routine” by the New York Stock Exchange. The determination of which proposals are deemed “routine” versus “non-routine” may not be made by the New York Stock Exchange until after the date on which this proxy statement has been mailed to you. As such, it is important that you provide voting instructions to your bank, broker or other nominee, if you wish to determine the voting of your shares. If the New York Stock Exchange determines a proposal to be “non-routine,” failure to vote, or to instruct your broker how to vote any shares held for you in your broker’s names will have the same effect as a vote against such proposal.

A broker “non-vote” occurs when a proposal is deemed “non-routine” and a nominee holding shares for a beneficial owner does not have discretionary voting authority with respect to the matter being considered and has not received instructions from the beneficial owner.
The election of directors (Proposal No. 1), the approval of the 2021 Omnibus Equity Incentive Plan (Proposal No. 3) and the advisory vote on the compensation of our Named Executive Officers (Proposal No. 4) are generally not considered to be “routine” matters, and brokers are not permitted to vote on those matters if the broker has not received instructions from the beneficial owner. Accordingly, it is particularly important that beneficial owners instruct their brokers how they wish to vote their shares. The ratification of our independent registered public accounting firm (Proposal No. 2) is generally considered to be a “routine” matter, and hence your brokerage firm may be able to vote on Proposal No. 2 even if it does not receive instructions from you, so long as it holds your shares in its name.
What vote is required to approve each proposal?
Holders of a majority of the outstanding shares entitled to vote must be present, in person or by proxy, at the Annual Meeting in order to have the required quorum for the transaction of business. Pursuant to Delaware corporate law, abstentions and broker non-votes will be counted for the purpose of determining whether a quorum is present. Abstentions and broker non-votes are not counted for the purpose of determining the number of votes cast and will therefore not have any effect with respect to any of the proposals.
Assuming that a quorum is present, the following votes will be required:
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With respect to the election of directors (Proposal No. 1), each nominee presented in Proposal 1 must be elected by a majority of the votes cast in person or by proxy at the Annual Meeting. Nominees are elected by a majority vote for non-contested director elections. Because the number of nominees properly nominated for the Annual Meeting is the same as the number of directors to be elected, the election of directors at this Annual Meeting is non-contested. If the number of votes “For” a nominee exceeds the number of votes “Withheld” (among votes properly cast in person or by proxy), then the nominee will be elected.

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With respect to the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm (Proposal No. 2), approval will require the affirmative vote of the holders of a majority of the total votes cast in person or by proxy at the Annual Meeting.

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With respect to the approval of the 2021 Omnibus Equity Incentive Plan; (Proposal No. 3), approval will require the affirmative vote of the holders of a majority of the total votes cast in person or by proxy at the Annual Meeting.

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With respect to the advisory vote on the compensation of our Named Executive Officers as disclosed in this proxy statement (Proposal No. 4), approval will require the affirmative vote of the holders of a majority of the total votes cast in person or by proxy at the Annual Meeting.

Holders of the common stock will not have any dissenters’ rights of appraisal in connection with any of the matters to be voted on at the meeting.
How are we soliciting this proxy?
We are soliciting this proxy on behalf of our Board of Directors by mail and will pay all expenses associated therewith. Some of our officers and other employees also may, but without compensation other than their regular compensation, solicit proxies by further mailing or personal conversations, or by telephone, facsimile or other electronic means. We will also, upon request, reimburse brokers and other persons holding stock in their names, or in the names of nominees, for their reasonable out-of-pocket expenses for forwarding proxy materials to the beneficial owners of the capital stock and to obtain proxies.

PROPOSAL 1: TO ELECT SIX DIRECTORS TO SERVE UNTIL THE NEXT ANNUAL MEETING
AND UNTIL THEIR SUCCESSORS HAVE BEEN DULY
ELECTED AND QUALIFIED

(Proposal No. 1)
At the Annual Meeting, six directors are to be elected. All directors of the Company hold office until the next Annual Meeting of Stockholders or until their respective successors are duly elected and qualified or their earlier resignation or removal.
It is the intention of the persons named in the proxies for the holders of common stock to vote the proxies for the election of the nominees named below, unless otherwise specified in any particular proxy. Our management does not contemplate that the nominees will become unavailable for any reason, but if that should occur before the meeting, proxies will be voted for another nominee, or other nominees, to be selected by our Board of Directors. In accordance with our by-laws and Delaware law, a stockholder entitled to vote for the election of directors may withhold authority to vote for certain nominees for directors or may withhold authority to vote for all nominees for directors. Each director nominee must be elected by a majority of the votes cast in person or by proxy at the Annual Meeting. Nominees are elected by a majority vote for non-contested director elections. Because the number of nominees properly nominated for the Annual Meeting is the same as the number of directors to be elected, the election of directors at this Annual Meeting is non-contested. Broker non-votes will not be treated as a vote for or against any particular director nominee and will not affect the outcome of the election. Stockholders may not vote, or submit a proxy, for a greater number of nominees than the six nominees named below.
Nominees for Election
The persons listed below are our current directors and have been nominated for re-election (the “Director Nominees”) to fill the six director positions to be elected by the holders of the common stock.
Directors	Age	Year First Became Director
Karen L. Shoos (Chair of the Board)	67	2001
Anthony S. Marucci (Chief Executive Officer)	59	2008
Keith L. Brownlie	68	2017
Herbert J. Conrad	88	2008
James J. Marino	71	2017
Harry H. Penner, Jr.	75	1997
The following biographical descriptions set forth certain information with respect to the Director Nominees, based on information furnished to Celldex by each Director Nominee.
Director Nominees
Karen L. Shoos was appointed Chair of the Board of Directors in June 2019 and has been a director of Celldex since May 2001. Ms. Shoos is currently a consultant in international blood safety and since November 2015, Ms. Shoos has been the Director of Operations for the Maryland Tech Council Venture Mentoring Services Program. From May 2013 to September 2016, Ms. Shoos was Principal Investigator, AABB International Technical Assistance. From October 1994 to May 2013, Ms. Shoos was Chief Executive Officer of AABB. AABB is a professional standards setting and accrediting organization in the fields of blood and cellular therapies. Prior to AABB, from 1984 to 1994, Ms. Shoos held senior positions at the American Red Cross, including Acting Senior Vice President, Biomedical Services (1993-1994) and Secretary and General Counsel (1990-1993). Prior to the American Red Cross, Ms. Shoos was a lawyer in private practice. Ms. Shoos earned her B.A. from Yale University and her J.D. from Case Western Reserve University.

Anthony S. Marucci was appointed President and Chief Executive Officer of Celldex in September 2008 and as a director of Celldex in December 2008. Since May 2003, Mr. Marucci has held a number of roles with Celldex, including as a founder, Vice President, Chief Financial Officer, Treasurer and Secretary. In addition, he was Treasurer of Medarex, Inc. (now a part of Bristol-Myers Squibb Co.) from December 1998 to March 2004. Mr. Marucci held a series of senior financial positions at Medarex from December 1998 to May 2003. Mr. Marucci is a member of the Board of Trustees of BioNJ Inc. and also served as its Treasurer through 2010. Mr. Marucci is also a member of the Board of the College of Business and Public Management at Kean University. Mr. Marucci received his M.B.A. from Columbia University and his M.H.L. from Brown University.
Keith L. Brownlie became a director of Celldex in June 2017. Mr. Brownlie was employed by the accounting firm Ernst & Young LLP from 1974 to 2010. At Ernst & Young, he served as audit partner for numerous public companies and was the Life Sciences Industry Leader for the New York Metro Area. From 2010 until 2019, Mr. Brownlie served as a member of the board of directors and chairman of the audit committee of Soligenix, Inc., a publicly held biopharmaceutical company. From 2012 until 2019, Mr. Brownlie served as a member of the board of directors and served as the chairman of the audit committee of Phio Pharmaceuticals Corp. (formerly RXi Pharmaceuticals Corporation), a publicly held biopharmaceutical company. From 2011 to 2013, Mr. Brownlie also served as a member of the board of directors and served as the chairman of the audit committee of EpiCept Corporation, a publicly held biopharmaceutical company. From 2013 to 2014, Mr. Brownlie was a member of the board of directors and served as the chairman of the audit committee of Cancer Genetics, Inc., a publicly held biopharmaceutical company. Mr. Brownlie received a B.S. in Accounting from Lehigh University and is a Certified Public Accountant.
Herbert J. Conrad became a director of Celldex in March 2008 upon consummation of the AVANT Merger. Mr. Conrad had been a director of Celldex Research since March 2004. Mr. Conrad was President of the U.S. Pharmaceuticals Division of Hoffmann-La Roche, Inc., a pharmaceutical company, from 1982 until his retirement in 1993. Mr. Conrad currently serves as Chairman of the Board of Matinas BioPharma Holdings, Inc., a publicly held biopharmaceutical company. Mr. Conrad serves as an Advisor to the Seaver Autism Center at Mount Sinai Hospital. In addition to serving on the board of directors of privately held biotechnology companies, Mr. Conrad has served as Chairman of the Board of Directors of Pharmasset, Inc., GenVec, Inc. and Bone Care International, Inc. Mr. Conrad has also served as director of Arbutus Biopharma Corporation and was a director and co-founder of Reliant Pharmaceuticals, Inc. He received B.S. and M.S. degrees from the Brooklyn College of Pharmacy and an honorary Doctorate in Humane Letters from Long Island University.
James J. Marino became a director of Celldex in March 2017. Mr. Marino has served as a member of the board of directors of Onconova Therapeutics, Inc., a publicly held biopharmaceutical company, since July 2015 and currently serves as Chairman of the Board. Prior to July 2015, Mr. Marino was a Partner at the global law firm of Dechert LLP for 28 years, where he served as Managing Partner of the Princeton Office. Previously, he served on the board of directors of BioNJ, Pharmacopeia Inc. and has worked in advisory capacities and on the boards of many non-profit organizations, including Robert Wood Johnson University Hospital, Wake Forest University and Wake Forest University Baptist Medical Center. Mr. Marino received his B.A., M.B.A., and J.D. from Rutgers University.
Harry H. Penner, Jr. has been a director of Celldex since January 1997 and was Chairman of AVANT prior to the consummation of the AVANT Merger. Mr. Penner has served as Chairman and Chief Executive Officer of Nascent BioScience, LLC, a firm engaged in the creation and development of new life science companies since 2001. From 1993 to 2001, Mr. Penner was President, Chief Executive Officer and Vice Chairman of Neurogen Corporation. From 1985 to 1993, Mr. Penner was an Executive Vice President of Novo Nordisk A/S, serving from 1988 to 1993 as Executive Vice President for North America and President, Novo Nordisk of North America, and from 1985 to 1988 as the company’s Executive Vice President and General Counsel in Denmark. He has served as BioScience Advisor to the Governor and the State of Connecticut, as Co-Chairman of BioCT (formerly Connecticut United for Research Excellence), and as Chairman of the Connecticut Board of Governors of Higher Education and the Connecticut Technology Council. Mr. Penner is currently Chairman of the Board of CaroGen Corporation. Mr. Penner is also Chairman of the Board of Affinimark Technologies, Inc., NeuroCyte Therapeutics, Inc. and QCDx LLC,

and a board member of OmaxHealth, Inc., all of which he is a founder. Mr. Penner received a B.A. from the University of Virginia, a J.D. from Fordham University, and an L.L.M. in International Law from New York University.
Family Relationships
There are no family relationships among our Director Nominees, management and other key personnel.
The Board of Directors and Its Committees
Board of Directors
We are currently managed by a six member Board of Directors, a majority of whom are “independent” as that term is defined in the applicable NASDAQ listing standards. Other than Mr. Marucci, each of our directors is deemed “independent” as that term is defined in the applicable NASDAQ listing standards. Our Board of Directors met nine times in 2020. Each of the directors attended at least 75% of the aggregate of (i) the total number of meetings of our Board of Directors and (ii) the total number of meetings of all committees of our Board of Directors on which the Director served. Our annual meeting of stockholders is generally held to coincide with one of the Board’s regularly scheduled meetings. We do not have a formal policy requiring members of the Board of Directors to attend our annual meetings, although our directors typically attend the annual meeting. Each of the then current directors attended the 2020 Annual Meeting of Stockholders.
Audit Committee
The Board of Directors has established an Audit Committee currently consisting of Keith L. Brownlie, Chair, James J. Marino and Harry H. Penner, Jr. The Audit Committee makes recommendations concerning the engagement of independent public accountants, reviews with the independent public accountants the scope and results of the audit engagement, approves professional services provided by the independent public accountants, reviews the independence of the independent public accountants, considers the range of audit and non-audit fees, and reviews the adequacy of our internal accounting controls. Each member of the Audit Committee is “independent” as that term is defined in the rules of the SEC and the applicable NASDAQ listing standards. The Board has determined that each Audit Committee member has sufficient knowledge in financial and auditing matters to serve on the Committee. The Board has designated Mr. Brownlie as an “audit committee financial expert,” as defined under the applicable rules of the SEC and the applicable NASDAQ listing standards. The Audit Committee met six times during 2020. Our Board has adopted an Audit Committee Charter, which is available for viewing at www.celldex.com.
Compensation Committee
The Board of Directors has established a Compensation Committee currently consisting of James J. Marino, Chair, Herbert J. Conrad and Harry H. Penner, Jr. The primary function of the Compensation Committee is to assist the Board in the establishment of compensation for the Chief Executive Officer, to approve the compensation of other officers and senior employees and to approve certain other personnel and employee benefit matters. Each member of the Compensation Committee is “independent” as that term is defined in the rules of the SEC and the applicable NASDAQ listing standards. The Compensation Committee met eight times during 2020. Our Board has adopted a Compensation Committee Charter, which is available for viewing at www.celldex.com.
Nominating and Corporate Governance Committee
The Board of Directors has established a Nominating and Corporate Governance Committee currently consisting of Herbert J. Conrad, Chair, Keith L. Brownlie and Karen L. Shoos. The primary function of the Nominating and Corporate Governance Committee is to assist the Board in reviewing, investigating and addressing issues regarding Board composition, policy and structure; membership on Board committees; and other matters regarding our governance. Each member of the Nominating and Corporate Governance Committee is “independent” as that term is defined in the rules of the SEC and the applicable NASDAQ listing standards. The Nominating and Corporate Governance Committee met two times during 2020. Our Board has adopted a Nominating and Corporate Governance Committee Charter, which is available for viewing at www.celldex.com.
Director selection criteria
The Nominating and Corporate Governance Committee is responsible for reviewing, on an annual basis, the appropriate mix of professional competencies, key attributes, skills and experiences required of board members to work together as a team to properly oversee our strategies and operations. The process followed by the Nominating and Corporate Governance Committee to evaluate any candidates whether identified or recommended by board members, management, members of the Nominating and Corporate Governance Committee, stockholders or other external sources, includes meeting from time to time to evaluate biographical information and background material relating to potential candidates to the Board and interviews of selected candidates by members of the Committee and the Board. All nominees must have, at a minimum, high personal and professional integrity, exceptional ability and judgment, and be effective in collectively serving the long-term interests of all stockholders, all as described above. Other qualifications that may be considered by the Committee are described in the Nominating and Corporate Governance Committee Charter.
All board members are expected to possess certain key attributes necessary to creating a functional board: high personal and professional ethics, integrity and values; practical wisdom and mature judgment; an inquisitive and objective perspective; professional experience at a policy-making level in business, government, education or medicine; time availability for in-person participation at board and committee meetings; and a commitment to representing the long-term interests of our stockholders. We look for directors with professional competencies that include senior management operational experience, accounting and finance capabilities, deep industry-related experience, biologic development and manufacturing expertise, business development leadership, medical and scientific proficiencies, and government and public policy experience.
Each of our directors brings unique perspectives and experiences to the Board of Directors and contributes in guiding and directing our strategies to meet our business objectives and to provide value to our stockholders. For example, Mr. Conrad, Mr. Marucci and Mr. Penner have all either currently or formerly been chief executive officers of life sciences companies and have experienced the challenges of such a position and completed a significant number of financing and business development transactions. Ms. Shoos has also formerly been chief executive officer of a healthcare-related company and has experienced the challenges of such a position in the highly regulated blood supply and cellular therapies sectors, which are similar to our regulated biologics industry. Mr. Marino, as partner at a large law firm, focused his practice on representing public and private life sciences companies and has extensive experience advising his clients in the full range of corporate, transactional, finance, compliance and governance matters. Mr. Brownlie, as partner at an international public accounting firm and leader of the firm’s regional life sciences industry practice, and as chairman of the audit committees of other publicly traded biopharmaceutical companies, has developed a deep knowledge of the life sciences industry and the relevant public company accounting standards and regulations and is deemed a “Financial Expert” under the Sarbanes-Oxley Act as that term is defined by the SEC. Messrs. Brownlie and Conrad have many years of experience on the boards of directors of larger public pharmaceutical and life sciences companies.
Independence is also an important selection criterion for nomination to our Board. Independent directors should be free of any relationship with us, our management, other directors or other parties that may impair, or appear to impair, the director’s ability to make independent judgments. Independent directors must satisfy the criteria for independence established by NASDAQ. Currently all of our directors are independent except for our Chief Executive Officer, Mr. Marucci.
Additionally, all board members are expected to act in our best interests and the best interests of our stockholders and to avoid any conflicts of interest in accordance with our Code of Business Conduct and Ethics. In selecting director nominees, the Nominating and Corporate Governance Committee seeks individuals who are free from conflicts of interest.

Finally, candidates should be enthusiastic and excited about their service on our Board and working collaboratively with existing board members to create value for all of our stockholders.
Stockholder nominations for directorships
Stockholders may propose a potential director candidate for consideration by the Nominating and Corporate Governance Committee by submitting their names and background to the Secretary of Celldex at Perryville III Building, 53 Frontage Road, Suite 220, Hampton, NJ 08827. All such recommendations will be forwarded to the Nominating and Corporate Governance Committee, which will review and consider only such recommendations if appropriate biographical and other information is provided, as described below, on a timely basis. All security holder recommendations for director candidates must be submitted to us not less than 120 calendar days prior to the date on which our proxy statement is released to stockholders in connection with our annual meeting, and must include the following information:
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the name and address of record of the security holder;

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a representation that the security holder is a record holder of our securities, or if the security holder is not a record holder, evidence of ownership in accordance with Rule 14a-8(b)(2) of the Securities Exchange Act of 1934;

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the name, age, business and residential address, educational background, current principal occupation or employment, and principal occupation or employment for the preceding five (5) full fiscal years of the proposed director candidate;

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a description of the qualifications and background of the proposed director candidate which addresses the minimum qualifications and other criteria for Board membership approved by the Board from time to time and set forth in the Nominating and Corporate Governance Committee Charter;

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a description of any arrangements or understandings between the security holder and the proposed director candidate; and

•
the consent of the proposed director candidate to be named in the proxy statement relating to our annual meeting of stockholders and to serve as a director if elected at such annual meeting.

Assuming that appropriate information is provided for candidates recommended by stockholders, the Nominating and Corporate Governance Committee will evaluate those candidates by following substantially the same process, and applying substantially the same criteria, as for candidates submitted by Board members or other persons, as described above and as set forth in its written charter.
Board Leadership Structure
The Board recognizes that one of its key responsibilities is to evaluate and determine its optimal leadership structure so as to provide independent oversight of management. The Board understands that there is no single, generally accepted approach to providing Board leadership and that given the dynamic and competitive environment in which we operate, the right Board leadership structure may vary as circumstances warrant. Consistent with this understanding, the Nominating and Corporate Governance Committee considers the Board’s leadership structure on an annual basis. This consideration includes the pros and cons of alternative leadership structures in light of the Company’s operating and governance environment at the time, with the goal of achieving the optimal model for effective oversight of management by the Board. Currently, the roles of Chief Executive Officer and Chair of the Board are separate. Mr. Marucci, our Chief Executive Officer, is a member of our Board. Ms. Shoos, an independent director, serves as Chair of the Board. The Board believes that its current leadership structure provides independent board leadership, engagement and oversight.
In addition, our independent committee chairs are responsible for leading committee meetings, determining committee meeting schedules, agenda and information flow, and reporting to the full Board on the committee’s actions and areas of responsibilities.

Risk Oversight
Our management is responsible for assessing and managing risk and the Board of Directors oversees and reviews certain aspects of our risk management processes. The Board of Directors is involved in risk oversight through direct decision-making authority with respect to significant matters and the oversight of management and its committees. The Board is responsible for overseeing risks related to our overall operations and strategy, including, among others, product development, potential asset acquisitions, financial reporting, business continuity (including succession planning) and reputational risks faced by us.
The committees of the Board execute their oversight responsibility for risk management as follows:
•
The Audit Committee is responsible for overseeing our internal financial and accounting controls and the work performed by the independent registered public accounting firm. As part of its oversight function, the Audit Committee regularly discusses with management and the independent registered public accounting firm our major financial and controls-related risk exposures and steps that management has taken to monitor and control such exposures. The Audit Committee also reviews our risk management insurance programs.

•
The Compensation Committee is responsible for overseeing risks related to our cash and equity-based compensation programs and practices. As part of its oversight function, the Compensation Committee periodically discusses with the President and Chief Executive Officer as well as the Board of Directors, as necessary, the compensation plan for both executive officers and the independent directors, performance goals and objectives for the period and related achievement, peer group and other relevant compensation benchmarks and practices and other matters to ensure our compensation practices are in our best interest and that of our shareholders.

•
The Nominating and Corporate Governance Committee is responsible for overseeing risks related to the composition and structure of the Board of Directors and its committees and our corporate governance. In this regard, the Nominating and Corporate Governance Committee assesses the qualifications and independence of members of the Board, makes annual recommendations regarding Board and committee membership, and reviews any transactions between us and our officers, directors, affiliates of officers and directors or other related parties for conflicts of interest.

Corporate Governance Matters
We have adopted a majority voting standard for uncontested elections of directors and eliminated the mandatory retirement age for directors. Since it is an uncontested election at this Annual Meeting, all director nominees are required to receive a number of “FOR” votes representing at least a majority of votes cast in the election. If such a director nominee fails to receive “FOR” votes representing at least a majority of votes cast and is an incumbent director, the by-laws require the director to promptly tender his or her resignation to the Board, subject to acceptance by the Board. The Nominating and Corporate Governance Committee of the Board would then be charged with making a recommendation to the Board as to whether to accept or reject the tendered resignation, or whether other action should be taken. In contested elections, where the number of nominees exceeds the number of directors to be elected, the plurality voting standard would continue to apply.
In addition, upon the recommendation of our Nominating and Corporate Governance Committee, we adopted corporate governance guidelines which are available for viewing at www.celldex.com.
Stockholder Communications
The Board of Directors will give appropriate attention to written communications that are submitted by stockholders, and will respond if and as appropriate. Absent unusual circumstances or as contemplated by committee charters, and subject to advice from legal counsel, the Secretary of Celldex is primarily responsible for monitoring communications from stockholders and for providing copies or summaries of such communications to the Board of Directors as he considers appropriate.

Communications from stockholders will be forwarded to all directors if they relate to important substantive matters or if they include suggestions or comments that the Secretary considers to be important for the Board of Directors to know. Communication relating to corporate governance and corporate strategy are more likely to be forwarded to the Board of Directors than communications regarding personal grievances, ordinary business matters and matters as to which Celldex tends to receive repetitive or duplicative communications.
Stockholders who wish to send communications to the Board of Directors should address such communications to: The Board of Directors, Celldex Therapeutics, Inc., Perryville III Building, 53 Frontage Road, Suite 220, Hampton, NJ 08827, Attention: Secretary.
Code of Business Conduct and Ethics
We have adopted a Code of Business Conduct and Ethics that applies to our directors, officers and employees. The purpose of the Code of Business Conduct and Ethics is to deter wrongdoing and to promote, among other things, honest and ethical conduct and to ensure to the extent possible that our business is conducted in a consistently legal and ethical manner. Our Code of Business Conduct and Ethics is publicly available on our website at www.celldex.com. If we make any substantive amendments to the Code of Business Conduct and Ethics or grant any waiver, including any implicit waiver from a provision of the Code of Business Conduct and Ethics to our Directors or Executive Officers, we will disclose the nature of such amendments or waiver on our website or in a current report on Form 8-K.
Executive Officers
The following table sets forth certain information regarding our current executive officers:
Name of Individual	Age	Position and Office
Anthony S. Marucci	59	President, Chief Executive Officer and Director
Tibor Keler, Ph.D.	62	Executive Vice President and Chief Scientific Officer
Sarah Cavanaugh	46	Senior Vice President, Corporate Affairs and Administration
Elizabeth Crowley	49	Senior Vice President and Chief Product Development Officer
Margo Heath-Chiozzi, M.D.	64	Senior Vice President, Regulatory Affairs
Freddy Jimenez	52	Senior Vice President and General Counsel
Sam Martin	50	Senior Vice President, Chief Financial Officer and Secretary
Ronald Pepin, Ph.D.	65	Senior Vice President and Chief Business Officer
Richard Wright, Ph.D.	57	Senior Vice President and Chief Commercial Officer
Diane C. Young, M.D.	65	Senior Vice President, Chief Medical Officer
Anthony S. Marucci was appointed President and Chief Executive Officer of Celldex in September 2008 and as a director of the Company in December 2008. See Mr. Marucci’s biography under Director Nominees above.
Tibor Keler, Ph.D. became Executive Vice President and Chief Scientific Officer of Celldex in July 2014. Since May 2003, Dr. Keler has held a number of positions with Celldex, including as a founder, Senior Vice President and Chief Scientific Officer of Celldex, from March 2008 to July 2014, and Vice President, Research and Discovery and Chief Scientific Officer, from May 2003 to March 2008. In addition, he was Senior Director of Preclinical Development and Principal Scientist at Medarex from September 1993 to March 2004. Dr. Keler received his Ph.D. in Microbiology from the University of Pennsylvania.
Sarah Cavanaugh became Senior Vice President, Corporate Affairs and Administration in June 2017. Ms. Cavanaugh served as Vice President, Investor Relations and Corporate Communications of Celldex from August 2012 to June 2017. Prior to Celldex, she served from 2007 to 2012 as a Vice President at MacDougall Biomedical Communications, a strategic communications and investor relations firm for the life sciences industry. Ms. Cavanaugh previously served as Director of Corporate Communications for Point Therapeutics, Inc., an oncology-focused biotech company, and Director of Corporate Communications for

Fallon Community Health Plan, a leading Massachusetts managed care organization. She began her health care career at the American Cancer Society, holding various positions prior to completing her tenure there as Division Communications and Marketing Director for the Mid-South Division. Ms. Cavanaugh received her B.A. from the University of New Hampshire.
Elizabeth Crowley became Senior Vice President and Chief Product Development Officer in August 2016. Ms. Crowley served as Senior Vice President, Product Development of Celldex from July 2014 to August 2016. Ms. Crowley joined Celldex in 2009 as Vice President, Clinical Development. Prior to that, she held several senior level roles at CuraGen Corporation, most recently serving as the Vice President of Development Operations. Ms. Crowley started her career at Bayer Corporation in 1992, holding various positions providing leadership of clinical research and project management prior to completing her tenure there as the Director of Global Study Audit Management. Ms. Crowley received her B.S. in Chemistry with a concentration in Business from Boston College.
Margo Heath-Chiozzi, M.D. became Senior Vice President, Regulatory Affairs in October 2017. Previously from 2003 until September 2017, Dr. Heath-Chiozzi served in roles of increasing responsibility at Bristol-Myers Squibb Company including Executive Director, Global Regulatory Sciences; Vice President, Global Regulatory Strategy; and Vice President, Global Submissions and Regulatory Policy. Prior to that, from 1995 to 2003, Dr. Heath-Chiozzi served in roles of increasing responsibility at Abbott Laboratories, including Medical Director, Pharmacogenetics; Senior Director, Global Marketed Product Development and Outcomes Research; and Global Project Head, Abbott/Millennium Obesity/Diabetes Alliance. Before joining Abbott, she was appointed to the University of Hawaii John A. Burns School of Medicine, where she served as Assistant Professor, and was concurrently Director of the HIV Research Clinical at the Queen’s Medical Center as well as Director of the Women’s Immunology Clinical at the Kapiolani Medical Center for Women and Children, in Honolulu. Dr. Heath-Chiozzi received her B.S. and M.D. from the University of Utah. She received further medical training in internal medicine at Duke University and completed fellowships in infectious disease at Brigham & Women’s Hospital and Dana-Farber Cancer Institute in Boston.
Freddy Jimenez became Senior Vice President and General Counsel in January 2021. Mr. Jimenez served as Vice President, Law and Compliance of Celldex from February 2016 to December 2020. Prior to Celldex, Mr. Jimenez served from 1999 to 2016 in roles of increasing responsibility at Johnson & Johnson including Assistant General Counsel, Senior Counsel and General Attorney. Mr. Jimenez also served from 1997 to 1999 as an Associate in the Food and Drug Practice at the law firm of Akin Gump Strauss Hauer & Feld LLP. Mr. Jimenez also held roles at Johnson & Johnson from 1991 to 1997 including FDA Liaison for the R.W. Johnson Pharmaceutical Research Institute (a Johnson & Johnson Company) and varying roles of increasing seniority in regulatory affairs and clinical research. Mr. Jimenez received his B.A. in Biology and Certificate in the Legal Studies Program from Brandeis University and his legal training and JD from the Rutgers School of Law — Newark.
Sam Martin became Senior Vice President, Chief Financial Officer and Secretary in July 2017. Mr. Martin served as Vice President, Finance of Celldex from January 2015 to July 2017 and Senior Director, Finance of Celldex from August 2011 to January 2015. Mr. Martin joined Celldex as the Director of Financial Reporting, Planning and Analysis in 2009. Prior to joining Celldex, from 2000 to 2009, Mr. Martin served in roles of increasing responsibility at Alseres Pharmaceuticals, Inc., most recently serving as the Director of Finance and Corporate Compliance. Mr. Martin began his career at Ernst & Young LLP, holding various positions prior to completing his tenure as Audit Manager. Mr. Martin received an M.B.A. from Boston University, a B.S. from Skidmore College and is a Certified Public Accountant.
Ronald Pepin, Ph.D. became Senior Vice President and Chief Business Officer of Celldex in July 2011. From June 2010 to April 2011, Dr. Pepin served as Vice President at Shire Pharmaceuticals. From August 2000 to December 2009, Dr. Pepin was Senior Vice President, Business Development at Medarex. Earlier in his career, Dr. Pepin was Executive Director of External Science and Technology at Bristol-Myers Squibb Company. Dr. Pepin received his B.A. from Tufts University and his Ph.D. in Genetics from Georgetown University.

Richard Wright, Ph.D. became Senior Vice President and Chief Commercial Officer of Celldex in July 2015. Dr. Wright served as Vice President of Commercial Operations of Celldex from April 2012 to July 2015. From November 2010 to April 2012, Dr. Wright was Managing Director of Navigant Consulting, a global life sciences consulting practice. From September 2003 to October 2010, Dr. Wright held several senior leadership roles at Bristol-Myers Squibb including Senior Vice President of the U.S. ImmunoScience Division. Dr. Wright currently serves on the Scientific Advisory Board for the Seaver Foundation, a nonprofit organization supporting the Center for Autism Treatment and Research at Mount Sinai Hospital. Dr. Wright received his B.S. in Biological Sciences from Rutgers University and his M.S. and Ph.D. in Microbiology and Molecular Genetics from The University of Medicine and Dentistry of New Jersey (Rutgers University). He received an M.B.A. in Marketing and Finance from Columbia University.
Diane C. Young, M.D. became Senior Vice President, Chief Medical Officer of Celldex in June 2019. Previously, from July 2015 until February 2019, Dr. Young served as Vice President, Chief Medical Officer of GTx, Inc. Prior to that, from 2002 to June 2015, Dr. Young served in roles of increasing responsibility at Novartis Oncology including Vice President, Head of Oncology Clinical Development and Medical Affairs, Latin America and Canada; Vice President, Global Head of Medical Affairs, Oncology Business Unit; and Vice President, Global Head of Clinical Development Phase 2/3, Oncology Business Unit. Prior to that, from 1993 to 2002, Dr. Young served in roles of increasing responsibility at R.W. Johnson Pharmaceutical Research Institute including Vice President for Global Development and Senior Director, Clinical Research and Development. She also held roles at Sandoz Research Institute from 1991 to 1993 including Director of Clinical Research, Cytokine Development Unit and Associate Medical Director. From 1988 to 1990, she was Assistant Director, Clinical Investigation II at Hoffman-LaRoche, Inc. She received her A.B. in Biochemical Sciences from Harvard University and her M.D. from Harvard Medical School. She received further medical training in internal medicine at Johns Hopkins Hospital and Vanderbilt University Hospital and completed a fellowship in medical oncology at Dana-Farber Cancer Institute.
EXECUTIVE COMPENSATION
Compensation Discussion and Analysis
Introduction
Our Compensation Committee oversees and administers our executive compensation programs. The Committee’s complete roles and responsibilities are set forth in the written charter of the Compensation Committee adopted by our Board of Directors, which can be found at our website, www.celldex.com.
Overview
Our executive compensation programs are designed to deliver compensation that is competitive with our peer group and that allows us to attract and retain superior talent who can perform effectively and succeed in a demanding business environment. Our compensation programs are also designed to reward performance against pre-established goals and align the interests of our executives with our stockholders. We believe that the compensation of our executive officers should focus executive behavior on the achievement of near-term corporate targets as well as long-term business objectives and strategies. We believe that pay-for-performance compensation programs, which reward our executives when they achieve individual and/or corporate goals, create stockholder value and thus have emphasized company and individual performance in setting compensation. We use a combination of base salary, annual cash incentive compensation programs, a long-term equity incentive compensation program and a broad-based benefits program to create a competitive compensation package for our executive management team.
We describe below our compensation philosophy, policies and practices with respect to our (i) Chief Executive Officer, (ii) Chief Financial Officer, and (iii) three most highly compensated executive officers, other than the Chief Executive Officer and Chief Financial Officer, who were serving as executive officers as of December 31, 2020, collectively referred to as our Named Executive Officers. In 2020, our Named Executive Officers were Mr. Marucci, Dr. Keler, Ms. Crowley, Dr. Heath-Chiozzi, and Mr. Martin.

As a biopharmaceutical company dedicated to developing therapeutic monoclonal and bispecific antibodies that address diseases for which available treatments are inadequate, we establish corporate goals that are designed to contribute to the development of our lead programs, ensure that we manage our cash effectively and have sufficient funding to complete near-term development activities for our lead drug candidates and, where appropriate, to pursue partnerships and collaborations through which we can leverage the value of our drug candidates. We seek to link the financial interests of our Named Executive Officers to those of our stockholders by tying compensation to the achievement of these strategic corporate goals, which we believe will drive long-term stockholder value. Each year we establish corporate goals, the achievement of which we believe are essential to the long-term success of our business.
The Compensation Committee has adopted a compensation philosophy of targeting our executive compensation to the 50th percentile of executive compensation of our peer group and the Radford Global Life Sciences Survey results. Executive compensation may be above or below the 50th percentile based on an executive’s experience, scope of position, individual performance and company constraints. The Compensation Committee increased the annual base salary for Mr. Marucci, Dr. Keler, Ms. Crowley, Dr. Heath-Chiozzi and Mr. Martin by 3.5% to 4.1% in mid-2020, depending on the position.
In December 2020 and January 2021, our Compensation Committee reviewed our performance relative to our 2020 corporate goals and concluded that we had achieved 100% of our pipeline development, business and financial operations goals. Our Compensation Committee approved annual bonus payments of 100% to 106% of the 2020 bonus target for Mr. Marucci, Dr. Keler, Ms. Crowley, Dr. Heath-Chiozzi and Mr. Martin, depending on the position. Further, stock options granted to our executive officers in 2020 have exercise prices equal to 100% of the fair value on the date of grant and vest over four years, beginning with 25% vesting one year after the date of grant, then pro-rata vesting quarterly thereafter based on continued service. We believe that stock options structured in this manner encourage our executive officers to focus on increasing stockholder value and stock price appreciation over the long term and limit unnecessary risk taking behavior, while promoting retention.
In 2020, we accomplished the following significant milestones during the year:
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Continued progress in CDX-0159 clinical program:   In 2020, we completed enrollment in a Phase 1a dose escalation study of CDX-0159 and results were featured in a late breaking presentation in June 2020 at the European Academy of Allergy and Clinical Immunology (EAACI) Annual Congress. CDX-0159 demonstrated a favorable safety profile as well as profound and durable reductions of plasma tryptase, indicative of systemic mast cell ablation. Based on these results, we expanded CDX-0159 development into mast cell driven diseases, initiating a Phase 1b study in chronic spontaneous urticaria (CSU) in October 2020 and a Phase 1b study in the two most common form of chronic inducible urticaria (CIndU) — cold contact urticaria (ColdU) and symptomatic dermographism (SD) — in December 2020.

•
Continued progress in Phase 1 study of CDX 1140:   In 2020, we expanded the ongoing Phase 1 study to include cohorts in combination with pembrolizumab in patients with squamous cell head and neck cancer and non-small cell lung cancer who have progressed on checkpoint therapy and in combination with standard of care chemotherapy in patients with first line metastatic pancreatic cancer. In November of 2020, interim data from the study were presented at the Society for Immunotherapy of Cancer’s (SITC) Annual Meeting demonstrating that CDX-1140 at the recommended dose of 1.5 mg/kg was generally well tolerated, provided high systemic exposure that led to effective modulation of the tumor microenvironment and promising clinical activity in very difficult to treat, refractory tumor types.

•
Initiated Phase 1 study of CDX-527:   In 2020, we completed all activities to support the filing of an Investigational New Drug (IND) application for CDX-527 and, in August 2020, the Phase 1 study was initiated.

•
Discontinued development of CDX-3379:   In 2020, we delivered part 2 results (pts 16-30) from our CDX-3379 Phase 2 proof of concept study and decided to discontinue development of CDX-3379 and reallocate the resources allocated to this program to the expanded development of CDX-0159 and additional assets in our pipeline.

•
Cash runway through 2023:   In June 2020, we completed an underwritten public offering resulting in net proceeds of $141.4 million, after deducting underwriting fees and offering expenses. We ended 2020 with cash, cash equivalents and marketable securities of $194.4 million which we believe will enable us to meet estimated working capital requirements and fund planned operations through 2023.

Independent Compensation Consultants
The Compensation Committee believes that independent advice is important in developing Celldex’s director and executive compensation programs and engages Radford, which is part of the Rewards Solutions practice at Aon plc, as its independent compensation consultant. In 2020, Radford provided advisory services in connection with the amendment and restatement of our 2008 Stock Option and Incentive Plan (the “2008 Plan”), including an increase in the number of shares reserved for issuance under the 2008 Plan. Radford reports directly to the Committee and provides guidance on trends in executive and non-employee director compensation, the development of specific executive compensation programs, the composition of the Company’s compensation peer group and other matters as directed by the Committee. The Company also participated in various Radford surveys in 2020. In 2020, Radford did not provide any other services to Celldex. The Compensation Committee has assessed the independence of Radford and concluded that no conflict of interests exists under applicable SEC rules.
Data Used to Make Compensation Determinations
In making decisions regarding the compensation of our executive officers, the Compensation Committee generally considers compensation and survey data for similarly situated executives at a comparison group of companies it considers our peer group. These comparison data are primarily used to gauge the reasonableness and competitiveness of executive compensation decisions.
We draw upon a pool of talent that is highly sought after by large and established pharmaceutical and biotechnology companies as well as other development-stage life science companies, both within and outside our geographic areas. We believe that the compensation practices of our industry in general and of our select peer group in particular provide useful information to help us establish compensation practices that allow us to attract, retain, and motivate a highly talented executive team. We believe we must offer a compensation package to all of our officers and our other employees that is competitive with our peer group, as well as larger pharmaceutical and biotechnology companies from whom we frequently recruit. In addition, the comparator companies should be aligned with our current stage of development and have similar short and long-term growth objectives. In 2020, the Compensation Committee set the target level of total executive compensation, as well as the key elements of compensation, at the 50th percentile of our peer group, but then adjusted each of the elements based on an individual’s performance and contribution to our strategic objectives. The Committee may need to adjust these levels in the future to attract or retain specific individuals.
We review the levels of cash, equity and total compensation for all comparable officers in our peer group relative to the elements of compensation paid to our officers. In considering how these data relate to our existing compensation structure, we take into account our size, stage of development, performance and geographic location as compared to these peer companies, as well as what we know about the comparable scope of responsibilities of our officers versus those of comparable executives at such peer group companies. We used two primary market frames of reference (which we refer to as the “market”) against which to compare our total executive compensation practices and levels and inform our decisions regarding compensation of our officers as follows:
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Select Peer Group — A select group of national biotechnology companies at a similar stage of development as our company with similar headcount, R&D expense, market capitalization and in most cases, similar therapeutic targets, and

•
Radford Global Life Sciences Survey — A national survey of executive compensation levels and practices that covers approximately sixty executive positions in over 600 multinational life sciences organizations.

We do not apply a specific weighting to either data source when making compensation comparisons. Instead, we develop competitive market guidelines using these data sources.

We review our peer group each year to ensure continued relevance as we grow and develop, and the Compensation Committee approves our peer group prior to its adoption. In February 2020, the following peer group was approved by the Compensation Committee and used to inform our decisions affecting executive compensation in 2020.:
Aduro BioTech, Inc.	Kezar Life Sciences, Inc.
Advaxis, Inc.	NewLink Genetics Corporation
Applied Genetic Technologies Corporation	Protagonist Therapeutics, Inc.
aTyr Pharma, Inc.	Selecta Biosciences, Inc.
Chimerix, Inc.	Seres Therapeutics, Inc.
Cidara Therapeutics, Inc.	Sunesis Pharmaceuticals Inc.
Five Prime Therapeutics, Inc.	Surface Oncology, Inc.
Genocea Biosciences, Inc.	Syndax Pharmaceuticals, Inc.
Idera Pharmaceuticals, Inc.	Tocagen Inc.
In February 2020, this peer group consisted of public companies in the biopharmaceutical industry with product candidates generally in mid-stage development, with employee headcount average of 73 (range of 24 to 209), R&D expense average of $50 million and market capitalization average of $113 million. We believe that, as of February 2020, this list was representative of the companies with whom we generally compete for talent.
Administration and Objectives of Our Executive Compensation Program
The Compensation Committee of the Board of Directors, which comprises independent, non-employee directors, is responsible for establishing and administering the policies governing the compensation of our employees, including salary, bonus and stock option grants. The policy of the Compensation Committee is to compensate our employees with competitive salaries based on their level of experience and job performance. All permanent employees, including executive officers, are eligible for annual bonus awards based on achievement of our strategic corporate goals and participation in our stock option program. Prior stock option grants were made in accordance with our 2008 Stock Option and Incentive Plan, as amended (the “2008 Plan”). If approved, future stock option grants will be made in accordance with our 2021 Omnibus Equity Incentive Plan (the “2021 Plan”). The Compensation Committee is also responsible for the administration of our 2004 Employee Stock Purchase Plan, as amended (the “2004 Plan”), in which employees participate on a voluntary basis.
Our Compensation Committee has designed our overall executive compensation program to achieve the following objectives:
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attract and retain talented and experienced executives;

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motivate and reward executives whose knowledge, skills and performance are critical to our success;

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provide a competitive compensation package that aligns the interests of our executive officers and stockholders by including a significant variable component which is weighted heavily towards performance-based rewards, based upon achievement of predetermined goals;

•
ensure fairness among the executive management team by recognizing the contributions each executive makes to our success;

•
foster a shared commitment among executives by aligning our and their individual goals; and

•
compensate our executives to manage our business to meet our near-term and long-term objectives.

We use a mix of short-term compensation (base salaries and cash incentive bonuses) and long-term compensation (equity incentive compensation) to provide a total compensation structure that is designed to achieve these objectives. We determine the percentage mix of compensation structures that we think is appropriate for each of our executive officers. In general, the Compensation Committee believes that a substantial percentage of the compensation of our executive officers should be performance based. The

Compensation Committee uses its judgment, experience and the recommendations of the chief executive officer (except for his own compensation) to determine the appropriate mix of compensation for each executive officer.
In determining whether to adjust the compensation of any of our Named Executive Officers, we annually take into account the changes, if any, in the following:
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market compensation levels;

•
the contributions made by each executive officer;

•
the performance of each executive officer;

•
the increases or decreases in responsibilities and roles of each executive officer;

•
the business needs of the Company with respect to each executive officer;

•
the relevance of each executive officer’s experience to other potential employers; and

•
the readiness of each executive officer to assume a more significant role within the organization.

In addition, with respect to new executive officers, we take into account their prior base salary and annual cash incentives, their expected contribution and our business needs. We believe that our executive officers should be fairly compensated each year relative to market pay levels within our industry.
Executive Compensation Components
In order to both attract and retain experienced and qualified executives to manage us, the Compensation Committee’s policy on executive compensation is to (i) pay salaries which are competitive with the salaries of executives in comparable positions in the biotechnology industry, and (ii) allow for additional incentive-based compensation through the payment of annual cash bonuses and the grant of stock-based incentive awards. This policy is designed to have a significant portion of each executive’s total compensation be tied to our progress in order to incentivize the executive to fully dedicate himself or herself to achievement of corporate goals, and to align the executive’s interest with those of our stockholders through equity incentive compensation.
Our executive compensation program is primarily composed of base salary, incentive cash compensation payable on an annual basis and equity compensation. In addition, we provide our executives with benefits that are generally available to our salaried employees, including medical, dental, group life and accidental death and dismemberment insurance, short- and long-term disability coverage and our 401(k) plan. Within the context of the overall objectives of our compensation programs, we determined the specific amounts of compensation to be paid to each of our executives in 2020 based on a number of factors including:
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our understanding of the amount of compensation generally paid by similarly situated companies to their executives with similar roles and responsibilities;

•
the roles and responsibilities of our executives;

•
the individual experience and skills of, and expected contributions from, our executives;

•
the amounts of compensation being paid to our other executives; and

•
our executives’ historical compensation.

We discuss each of the primary elements of our executive compensation in detail below. While we have identified particular compensation objectives that each element of executive compensation serves, our compensation programs complement each other and collectively serve all of our executive compensation objectives described above. Accordingly, whether or not specifically mentioned below, we believe that, as a part of our overall executive compensation, each element to a greater or lesser extent serves each of our objectives.
Base Salary
Each executive officer (except the chief executive officer whose performance is reviewed by the Compensation Committee) has an annual performance review with the chief executive officer who makes recommendations on salary increases, promotions and stock option grants to the Compensation Committee. We have historically established base salaries for each of our executives based on many factors, including average salary increases expected in the biotechnology industry in the Boston, Massachusetts, New Haven, Connecticut and central New Jersey areas, competition in the marketplace to hire and retain executives, experiences of our Board members and leadership team with respect to salaries and compensation of executives in similarly situated companies in our industry and other similar industries, as well as additional factors which we believe enable us to hire and retain our leadership team in an extremely competitive environment. Our Compensation Committee annually reviews salary ranges and individual salaries for our executive officers and approved the following annual salaries for our Named Executive Officers:
Name	Annual Salary		Increase $	Increase %
	As of December 31, 2020	As of December 31, 2019
Anthony S. Marucci	$657,882	$632,579	$25,303	4.0%
Tibor Keler, Ph.D.	$467,645	$451,831	$15,814	3.5%
Elizabeth Crowley	$373,632	$358,830	$14,802	4.1%
Margo Heath-Chiozzi, M.D.	$402,086	$386,250	$15,836	4.1%
Sam Martin	$398,860	$385,000	$13,860	3.6%
Annual Performance-Based Cash Bonus
We have designed our annual cash bonuses to reward our executive officers for their individual performance and their actual performance and contributions to our corporate goals for each year, as approved in advance by our Compensation Committee and Board of Directors. The corporate goals are allocated between specific product and financial performance targets. Achievement of our corporate goals was, in 2020, the primary factor considered by our Compensation Committee in determining the annual bonuses for our executive officers. However, the Compensation Committee retains discretion to adjust any individual bonus based on assessment of such individual’s performance. Our performance-based bonus plan emphasizes the contributions of each of our executive officers to the achievement of our corporate goals.
At the beginning of each calendar year, the Compensation Committee establishes annual corporate performance goals and target bonuses. In 2020, the Compensation Committee established target bonuses for each of our Named Executive Officers including 60% of base salary for Mr. Marucci, 40% of base salary for Dr. Keler, and 35% of base salary for Ms. Crowley, Dr. Heath-Chiozzi, and Mr. Martin. These target bonuses were consistent with the 2019 targets. Corporate goals are proposed by management, reviewed and approved by the Compensation Committee and also approved by the Board of Directors on an annual basis. The Compensation Committee considers and assigns a relative weight to appropriately focus efforts on corporate goals that are intended to enhance shareholder value.
The Compensation Committee reviewed the 2020 corporate goals at meetings held in April, June and September 2020 to gauge our levels of achievement and to assess whether the corporate goals approved earlier in the year remained relevant and complete. In December 2020 and January 2021, prior to approving 2020 incentive bonuses, the Compensation Committee evaluated our 2020 performance by assessing if, and the extent to which, we achieved or failed to achieve the corporate goals approved by the Board of Directors for 2020. During 2020, the Compensation Committee reviewed the approved 2020 goals to consider if they needed to be adjusted as a result of the COVID-19 pandemic and determined that no adjustment was needed. The Compensation Committee considered the 2020 performance and determined that we met

100% of our 2020 corporate goals for pipeline development and business and financial operations. Our corporate goals for 2020 and the level at which the Compensation Committee determined they were achieved are as follows:
2020 Corporate Goals	Relative Weight	2020 Achievement
Pipeline Development:	50	100%
CDX-1140
•
Complete 1140 monotherapy HNSCC and +301 expansion cohorts and define strategy

•
Complete safety lead in in combination with pembro and initiate expansion cohorts

•
Initiate enrollment in chemotherapy combination cohort/study

•
Present emerging data

CDX-3379
• Deliver part 2 results (pts 16-30) from phase 2 proof of concept study • If data supports further development, initiate part 3 • Present emerging data
CDX-0159
• Deliver results from phase 1 healthy volunteer study • If data supports further development, initiate phase 1b CIU study • Present emerging data
CDX-527
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Complete IND enabling activities and submit IND, as appropriate

•
Initiate Phase 1 study

•
Manufacture CDX-527-DD and complete comparability testing

•
Complete DLT evaluation of at least 3 patient cohorts in Phase 1 study

Earlier stage pipeline assets
• Define next development program between TAM and newer projects • Initiate development activities
Business and Financial Operations:	50	100%
• Provide sufficient cash to extend runway through 2022
• Obtain term sheet for significant out-licensing transaction, as appropriate
Totals:	100	100%
At the Compensation Committee’s January 2021 meeting, Mr. Marucci reviewed in detail the performance of each executive officer, excluding himself, and considered such individual’s contributions to our success in 2020. Mr. Marucci’s bonus recommendations were based on such individual performance assessments and the fact that the Company achieved 100% of its predetermined corporate goals in 2020 and each employee, including the executive officers, contributed to our success in achieving the 2020 corporate goals.
The Compensation Committee discussed Mr. Marucci’s recommendations for the Named Executive Officers and reviewed Mr. Marucci’s performance for fiscal 2020. Based on Mr. Marucci’s recommendations for each of the Named Executive Officers, the Compensation Committee’s review of Mr. Marucci’s performance and the Compensation Committee’s determination that 100% achievement of the corporate goals for 2020, the Compensation Committee approved annual bonus payments of 100% to 106% of the 2020 bonus target for Mr. Marucci, Dr. Keler, Ms. Crowley, Dr. Heath-Chiozzi and Mr. Martin, depending on the position
The Compensation Committee determined that annual incentive bonuses paid to the Named Executive Officers for 2020, were fair, reasonable and appropriate based on the factors described above.
Equity Compensation
We also use stock options and equity-based incentive programs to attract, retain, motivate and reward our executive officers. Through our equity-based grants, we seek to align the interests of our executive officers with our stockholders, reward and motivate both near-term and long-term executive performance and provide an incentive for retention. Our decisions regarding the amount and type of equity incentive compensation and relative weighting of these awards among total executive compensation have been based on our understanding of market practices of similarly situated companies and our negotiations with our executives in connection with their initial employment or promotion.
We have adopted an equity grant policy that formalizes how we grant equity awards by setting a regular schedule for granting equity awards in connection with the hiring or promotion of any of our employees, granting annual equity awards and granting equity awards to non-employee directors. Such policy also outlines grant approval requirements and specifies the vesting schedule and exercise prices for restricted stock units and stock option awards. We believe that this policy will mitigate the risk that issues or concerns would be raised in the future regarding the timing of grants of equity awards to our officers, directors and employees.
All such grants to our Named Executive Officers are subject to prior approval by the Compensation Committee at a regularly scheduled meeting during the year. The date of grant and the fair market value of the award are based upon the date of the Compensation Committee meeting approving such grant. When granting equity-based awards, the Compensation Committee considers a number of factors in determining the amount of equity incentive awards, if any, to grant to our executives, including:
•
the existing levels of stock ownership among the executive officers relative to each other and to our employees as a whole;

•
previous grants of stock options to such executive officers;

•
vesting schedules of previously granted options;

•
the performance of the executives and their contributions to our overall performance;

•
an outside survey of stock option grants and restricted common stock awards in the biotechnology industry;

•
an internally prepared survey of similarly situated biotechnology companies’ proxy statements;

•
personal knowledge of the Compensation Committee members regarding executive stock options and restricted common stock awards at comparable companies;

•
the financial statement impact of stock option awards on our results of operations; and

•
the amount and percentage of our total equity on a diluted basis held by our executives.

Equity compensation awards to our Named Executive Officers consist of stock option awards. Stock option awards provide our executive officers with the right to purchase shares of our common stock at a fixed exercise price typically for a period of up to ten years, subject to continued employment with us. Stock options are earned on the basis of continued service to us and generally vest over four years, beginning with 25% vesting one year after the date of grant, then pro-rata vesting quarterly thereafter. All historical option grants were made at what our Compensation Committee and Board of Directors determined to be the fair market value of our shares of our common stock on the respective grant dates.
On June 18, 2020, the Compensation Committee awarded stock options to all qualified employees, including stock options to purchase 245,000 shares, 108,000 shares, 84,000 shares, 84,000 shares, and

105,600 shares of our common stock to each of Mr. Marucci, Dr. Keler, Ms. Crowley, Dr. Heath-Chiozzi and Mr. Martin, respectively. The Committee sought to begin to move the value of Mr. Marucci’s equity award from the 25th percentile of the peer group for his position into alignment with a range between the median and the 60th percentile.
Other Benefits
We believe that establishing competitive benefit packages for our employees is an important factor in attracting and retaining highly qualified personnel. Executive officers are eligible to participate in all of our employee benefit plans, such as medical, dental, group life and accidental death and dismemberment insurance, short- and long-term disability coverage and our 401(k) plan, in each case on the same basis as other employees. We provide a matching contribution under our 401(k) plan.
Employment Agreements and Post-Termination Compensation and Benefits
We depend greatly on the intellectual capabilities and experience of our key executives. Our success is dependent on our ability to attract and retain highly skilled executives with significant experience in the biotechnology industry, particularly as we expand our activities in clinical trials, the regulatory approval process and sales and manufacturing. Therefore we enter into employment agreements with each of our Named Executive Officers.
In general, each employment arrangement provides for cash severance, 100% acceleration of any unvested options, restricted stock and/or other equity awards and continuation of certain employee benefits in the event that an executive’s employment is terminated within a one year period immediately following a change of control either without cause or by the executive for good reason. The cash severance consists of a single lump sum payment equal to (i) twenty-four (24) times the executive’s highest monthly base compensation paid hereunder during the preceding twenty-four month period, plus (ii) 150% (200%, in the case of Mr. Marucci) of the highest one-year annual bonus actually received by the executive during the preceding two full fiscal years prior to the date of termination. We use a “double trigger” with respect to benefits that are to be provided in connection with a change of control. A change of control does not itself trigger benefits; rather, benefits are paid only if the employment of the executive is terminated by us other than for cause, death or disability or by the executive for good reason during the one year period immediately following the change of control. We believe a “double trigger” benefit maximizes shareholder value because it prevents a windfall to executives in the event of a change of control in which the executive retains significant responsibility as defined in his or her individual agreement, while still providing our executives appropriate incentives to cooperate in negotiating any change of control that may put their jobs at risk.
In addition to the benefits that only accrue in connection with a change of control, our agreements with the Named Executive Officers provide for cash severance, 25% acceleration of unvested options (in the case of Mr. Marucci, Dr. Keler and Ms. Crowley), restricted stock and/or other equity awards and continuation of certain employee benefits if we terminate their employment with us without cause or they terminate their employment with us for good reason, as such terms are defined in the applicable agreement with the executive officer. The cash severance consists of a lump sum cash payment equal to 100% (200% in the case of Mr. Marucci) of the executive’s then existing base salary. A further discussion of the terms and projected payments under each of these agreements is set forth below under the heading Potential Payments upon Termination of Employment or Change in Control.
Committee Consideration of the Company’s 2020 Shareholder Advisory Vote on Executive Compensation
At our 2020 Annual Meeting of Shareholders, approximately 75% of the shares voted at the meeting approved, on an advisory basis, the compensation of the Named Executive Officers. We engage with our shareholders on a variety of matters on a regular and ongoing basis. We value the input we receive, and we strive to be responsive to that feedback. Specifically, after the 2020 Annual Meeting and over the course of the second half of 2020, we undertook a focused initiative to significantly increase shareholder communication and engagement, holding more than 250 meetings and conference calls with our shareholder base designed to gather feedback and input from investors on our progress and to provide information on the Company’s developing pipeline and business activities. Our Chief Executive Officer and Senior Vice President of Corporate Affairs and Administration, along with other members of Celldex leadership, participated in calls with our shareholders on behalf of the Company. We invited our investors to discuss all aspects of our organization and our development programs and encouraged feedback on all matters. There was little to no shareholder commentary on compensation and there were no common themes that pointed toward definitive action. Shareholder feedback is routinely shared with the Compensation Committee and the full Board. In light of shareholder general preferences for policies that mitigate risk, in March 2021, our Board of Directors adopted a stock ownership policy which requires each member of our Board of Directors and our other executive officers to own shares of our common stock to further align their interests with those of our stockholders.
We listen to the views of shareholders and receive valuable commentary and insights from them. We believe that our executive compensation program is aligned with structures and the components sought by our shareholders and the practices of our peer companies. We believe that our program is effective at motivating our executive officers to achieve our goals.
The Compensation Committee and the Board are committed to continually evaluating changes to the compensation program that will enhance the link between our long-term strategy and objectives and the incentives for our executive officers and enhancing alignment between our executive officers’ and our shareholders’ interests.

Summary Compensation Table
The following summary compensation table reflects certain information concerning compensation for services in all capacities awarded to, earned by or paid during the years ended December 31, 2020, 2019 and 2018 to (i) our Chief Executive Officer, (ii) our Chief Financial Officer, and (iii) our three most highly compensated executive officers, other than the Chief Executive Officer and Chief Financial Officer, who were serving as executive officers as of December 31, 2020 (collectively, the “Named Executive Officers”).
Name and Principal Position	Years	Salary ($)	Bonus ($)(1)	Stock Awards ($)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)(3)	Total ($)
Anthony S. Marucci President and Chief Executive Officer	2020	644,257	395,000	—	1,950,788	—	—	16,623	3,006,668
	2019	619,478	284,661	—	208,580	—	—	15,601	1,128,320
	2018	608,249	291,960	—	468,811	—	—	16,331	1,385,351
Tibor Keler., Ph.D. Executive Vice President and Chief Scientific Officer	2020	457,405	190,000	—	859,939	—	—	7,508	1,514,852
	2019	442,474	135,549	—	125,148	—	—	4,182	707,353
	2018	434,453	140,000	—	170,078	—	—	4,182	748,713
Elizabeth Crowley Senior Vice President and Chief Product Development Officer	2020	365,662	138,250	—	668,842	—	—	3,324	1,176,078
	2019	350,484	104,000	—	89,689	—	—	3,481	547,654
	2018	343,330	107,000	—	130,834	—	—	4,544	585,708
Margo Heath-Chiozzi, M.D. Senior Vice President, Regulatory Affairs	2020	393,558	149,000	—	668,842	—	—	6,203	1,217,603
	2019	377,500	107,000	—	89,689	—	—	6,017	580,206
	2018	370,000	107,000	—	119,922	—	—	5,832	602,754
Sam Martin Senior Vice President and Chief Financial Officer	2020	391,397	142,000	—	840,829	—	—	8,671	1,382,897
	2019	374,231	103,000	—	89,689	—	—	8,097	575,017
	2018	327,615	115,000	—	172,256	—	—	7,375	622,246

(1)
The amounts in the Bonus column include annual bonus amounts earned by each of our Named Executive Officers in 2020, 2019 and 2018.

(2)
The amounts in the Option Awards column reflect the dollar amounts for the aggregate grant date fair value in accordance with accounting principles generally accepted in the United States of America (U.S. GAAP) of stock option awards made in fiscal years ended December 31, 2020, 2019 and 2018 for annual awards pursuant to the 2008 Plan. For a discussion regarding the valuation of our stock option awards for financial statement reporting purposes, please refer to Note 2 in the Notes to the Financial Statements contained in our Annual Report on Form 10-K for the year ended December 31, 2020. These amounts do not represent the actual amounts paid to the Named Executive Officers or the actual value that may be realized by the Named Executive Officers upon exercise of such stock options.

(3)
The amounts listed in the All Other Compensation column includes our matching contribution to the 401(k) Savings Plan of each Named Executive Officer and premiums paid for life insurance under our nondiscriminatory group plan for each Named Executive Officer. In addition, Mr. Marucci’s compensation includes (i) the annual premium of $2,550 in 2020, 2019 and 2018 for a $1,000,000 term life insurance policy and (ii) $4,401, $3,721 and $4,668 for the personal use of a Company car in 2020, 2019 and 2018.

Grants of Plan-Based Awards
The following table provides information on stock options and stock awards granted in 2020 to each of our Named Executive Officers.
Name	Grant Date	Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)(1)	Grant Date Fair Value of Stock and Option Awards ($)(2)
		Threshold (#)	Target (#)	Maximum (#)
Anthony S. Marucci	6/18/20					245,000	10.38	1,950,788
Tibor Keler, Ph.D.	6/18/20					108,000	10.38	859,939
Elizabeth Crowley	6/18/20					84,000	10.38	668,842
Margo Heath-Chiozzi, M.D.	6/18/20					84,000	10.38	668,842
Sam Martin	6/18/20					105,600	10.38	840,829

(1)
The exercise prices reflect the closing price of our common stock on the grant date.

(2)
The grant date fair values are generally the amount we would expense in our financial statements over the award’s service period, but does not include a reduction for estimated forfeitures.

Outstanding Equity Awards at Fiscal Year-End
The following table sets forth certain information regarding the stock option grants and stock awards to our Named Executive Officers at December 31, 2020. All share and per share amounts reflect the one for fifteen reverse stock split which became effective February 8, 2019.
Name	Option Awards					Stock Awards
	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested (#)
Anthony S. Marucci(1)	0	245,000		10.38	6/18/30
Anthony S. Marucci(1)	37,500	62,500		2.78	6/19/29
Anthony S. Marucci(1)	44,787	26,878		9.02	6/13/28
Anthony S. Marucci(1)	27,706	3,959		34.80	6/15/27
Anthony S. Marucci	31,665	—		70.80	6/8/26
Anthony S. Marucci	18,666	—		381.15	6/10/25
Anthony S. Marucci	18,666	—		201.75	6/4/24
Anthony S. Marucci	18,666	—		245.40	7/1/23
Anthony S. Marucci	18,666	—		85.35	9/12/22
Anthony S. Marucci	12,025	—		42.00	8/5/21
Tibor Keler, Ph.D.(1)	—	108,000		10.38	6/18/30
Tibor Keler, Ph.D.(1)	22,500	37,500		2.78	6/19/29
Tibor Keler, Ph.D.(1)	16,249	9,750		9.02	6/13/28

Name	Option Awards					Stock Awards
	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested (#)
Tibor Keler, Ph.D.(1)	9,448	1,351		34.80	6/15/27
Tibor Keler, Ph.D.	10,799	—		70.80	6/8/26
Tibor Keler, Ph.D.	7,766	—		381.15	6/10/25
Tibor Keler, Ph.D.	7,766	—		201.75	6/4/24
Tibor Keler, Ph.D.	7,666	—		245.40	7/1/23
Tibor Keler, Ph.D.	7,666	—		85.35	9/12/22
Tibor Keler, Ph.D.	6,599	—		42.00	8/5/21
Elizabeth Crowley(1)	—	84,000		10.38	6/18/30
Elizabeth Crowley(1)	16,125	26,875		2.78	6/19/29
Elizabeth Crowley(1)	12,500	7,500		9.02	6/13/28
Elizabeth Crowley(1)	4,781	685		34.80	6/15/27
Elizabeth Crowley	5,399	—		70.80	6/8/26
Elizabeth Crowley	4,999	—		381.15	6/10/25
Elizabeth Crowley	2,065	—		201.75	6/4/24
Elizabeth Crowley	1,999	—		245.40	7/1/23
Elizabeth Crowley.	2,000	—		95.55	9/20/22
Elizabeth Crowley.	1,000	—		42.00	8/5/21
Margo Heath-Chiozzi, M.D.(1)	—	84,000		10.38	6/18/30
Margo Heath-Chiozzi, M.D.(1)	16,125	26,875		2.78	6/19/29
Margo Heath-Chiozzi, M.D.(1)	11,456	6,876		9.02	6/13/28
Margo Heath-Chiozzi, M.D.(1)	3,750	1,250		45.15	10/3/27
Sam Martin(1)	—	105,600		10.38	6/18/30
Sam Martin(1)	16,125	26,875		2.78	6/19/29
Sam Martin(1)	16,456	9,876		9.02	6/13/28
Sam Martin(1)	3,789	543		34.80	6/15/27
Sam Martin	1,399	—		70.80	6/8/26
Sam Martin	1,399	—		381.15	6/10/25
Sam Martin	799	—		201.75	6/4/24
Sam Martin	500	—		245.40	7/1/23
Sam Martin	350	—		95.55	9/20/22
Sam Martin	68	—		42.00	8/5/21

(1)
25% of the options vest on the first anniversary of the grant date and the remainder vest quarterly (in equal amounts) over the subsequent 12 quarters.

Option Exercises and Stock Vested
The following table sets forth certain information regarding the number of option exercises in fiscal 2020 and the number of shares of stock issued under the 2008 Plan that vested in fiscal 2020 and the corresponding amounts realized by our Named Executive Officers.
Name	Option Awards		Stock Awards
	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Anthony S. Marucci	—	—	—	—
Tibor Keler, Ph.D.	—	—	—	—
Elizabeth Crowley	—	—	—	—
Margo Heath-Chiozzi, M.D.	—	—	—	—
Sam Martin	—	—	—	—
Employment Agreements
The terms and conditions of the employment agreements of Mr. Marucci, Dr. Keler, Ms. Crowley, Dr. Heath-Chiozzi and Mr. Martin are governed by written employment contracts which became effective on January 1, 2018. The employment agreements provide, among other things, for:
•
current annual base salary ($657,882 in the case of Mr. Marucci, $467,645 in the case of Dr. Keler, $373,632 in the case of Ms. Crowley, $402,086 in the case of Dr. Heath-Chiozzi and $398,860 in the case of Mr. Martin) or such greater amount as may from time to time be determined by the Board of Directors or the Compensation Committee thereof;

•
eligibility for an annual bonus with a current bonus target (60% of base salary in the case of Mr. Marucci, 40% of base salary in the case of Dr. Keler and 35% of base salary in the case of Ms. Crowley, Dr. Heath-Chiozzi and Mr. Martin);

•
a lump sum severance payment equal to 100% (200% in the case of Mr. Marucci only) of the executive’s then-existing annual base salary in the event that the executive’s employment is terminated without cause or the executive resigns “for good reason” (as defined in the employment agreement) and 25% accelerated vesting of any unvested equity awards (in the case of Mr. Marucci, Dr. Keler and Ms. Crowley); and

•
accelerated vesting of any unvested equity awards (as defined in the employment agreement) and a lump sum cash payment equal to twenty-four (24) times the executive’s highest monthly base compensation (not including bonus) during the twenty-four month period preceding the date of termination plus 150% (200% in the case of Mr. Marucci only) of the highest one-year annual bonus actually received by the executive during the two full fiscal years preceding the date of termination in the event of termination without cause or resignation “for good reason” by the executive within one year immediately following a change in control (as defined in the employment agreement).

The employment agreements had an initial term through December 31, 2018 and shall automatically renew for additional one year terms unless either party gives ninety (90) days prior written notice of its intent not to renew. The Company may terminate the employment agreements without cause, on 90-days’ prior notice, or for cause, subject to a 30-day cure period in certain circumstances.
Pension Benefits
None of our Named Executive Officers participate in qualified or nonqualified defined benefit plans sponsored by us.
Nonqualified Deferred Compensation
None of our Named Executive Officers are covered by a defined contribution or other plan that provides for the deferral of compensation on a basis that is not tax-qualified.

Potential Payments Upon Termination of Employment or Change in Control
Our Named Executive Officers have provisions in their employment agreements regarding severance upon certain termination events or acceleration of stock options in the event of our change of control or termination following a change of control. These severance and acceleration provisions are described in “Employment Agreements,” and certain estimates of these change of control benefits are provided in the tables below.
The following table describes the potential payments and benefits upon employment termination for our Named Executive Officers as if their employment had terminated as of December 31, 2020.
Executive benefits and payments upon termination	Voluntary resignation for no good reason	Voluntary resignation for good reason(1)	Termination by Celldex without cause(1)	Termination by Celldex for cause	Voluntary termination by the executive for good reason or termination by Celldex without cause in connection with or following change of control(2)
Anthony S. Marucci
Base Salary	$—	$1,315,764	$1,315,764	$—	$1,315,764
Bonus	—	—	—	—	790,000
Equity Awards Acceleration(3)	—	724,777	724,777	—	2,899,107
Continuation of Health Benefits	—	40,068	40,068	—	40,068
Total	$—	$2,080,609	$2,080,609	$—	$5,044,939
Tibor Keler, Ph.D.
Base Salary	$—	$467,645	$467,645	$—	$935,290
Bonus	—	—	—	—	285,000
Equity Awards Acceleration(3)	—	351,695	351,695	—	1,406,779
Continuation of Health Benefits	—	29,628	29,628	—	29,628
Total	$—	$848,968	$848,968	$—	$2,656,697
Elizabeth Crowley
Base Salary	$—	$373,632	$373,632	$—	$747,264
Bonus	—	—	—	—	207,375
Equity Awards Acceleration(3)	—	264,919	264,919	—	1,059,674
Continuation of Health Benefits	—	—	—	—	—
Total	$—	$638,551	$638,551	$—	$2,014,313
Margo Heath-Chiozzi, M.D.
Base Salary	$—	$402,086	$402,086	$—	$804,172
Bonus	—	—	—	—	223,500
Equity Awards Acceleration(3)	—	263,593	263,593	—	1,054,368
Continuation of Health Benefits	—	40,068	40,068	—	40,068
Total	$—	$705,747	$705,747	$—	$2,122,108
Sam Martin
Base Salary	$—	$398,860	$398,860	$—	$797,720
Bonus	—	—	—	—	213,000
Equity Awards Acceleration(3)	—	308,526	308,526	—	1,234,103
Continuation of Health Benefits	—	40,068	40,068	—	40,068
Total	$—	$747,454	$747,454	$—	$2,284,891

(1)
Upon termination without cause or resignation for good reason, the employee is generally entitled to a lump sum payment equal to 100% (200% in the case of Mr. Marucci only) of the employee’s then annual base salary, continuation of certain employee benefits and 25% accelerated vesting of any unvested equity awards.

(2)
The employee is generally entitled to accelerated vesting of any unvested equity awards (as defined in the employment agreement) and a lump sum cash payment equal to twenty-four (24) times the executive’s highest monthly base compensation (not including bonus) during the twenty-four month period preceding the date of termination plus 150% (200% in the case of Mr. Marucci only) of the highest one-year annual bonus actually received by the executive during the two full fiscal years preceding the date of termination in the event of termination without cause or resignation “for good reason” by the executive within one year immediately following a change in control (as defined in the employment agreement).

(3)
The value of each share subject to an option to purchase common stock that would be accelerated in the circumstances described above equals $17.52 per share (the closing price on the last trading day of 2020), minus the exercise price per share.

Stock Ownership Policy
In March 2021, our Board adopted a stock ownership policy which requires our Chief Executive Officer and our other executive officers (the “Covered Persons”) to own shares of our common stock to further align their interests with those of our stockholders. The guidelines require that Covered Persons achieve the following level of stock ownership:
Level	Minimum Required Level of Stock Ownership
CEO	3 times annual base salary
Other Executive Officers	1 times annual base salary
For purposes of these calculations, the following shares of our common stock count toward satisfaction of the guidelines: (i) shares held outright by the Covered Person or his or her immediate family members, (ii) shares held indirectly by trusts, family partnerships and other types of entities formed for the benefit of the Covered Person or his or her immediate family members, (iii) the value of vested stock options (valued at 70% of their net value) and restricted stock units and performance stock units, if any (valued at 70% of their fair market value) and (iv) shares held by investment funds, trusts, retirement funds, partnerships, corporations and other types of entities over which the Covered Person has the ability to influence or direct investment decisions. For purposes of these calcualtions, the base salary amounts are based on the base salaries in effect as of March 2021.
Covered Persons are required to achieve the relevant ownership threshold on or before January 1, 2026 (the fifth measurement date following the adoption of the plan) or, if a Covered Person is appointed or promoted after March 2021, five measurement dates from his or her respective date of appointment or promotion, and are based on the base salary in effect at the time of such appointment or promotion.
We assess compliance with these stock ownership guidelines on an annual basis. At adoption, each of our executive officers had achieved or was progressing toward achieving their required stock ownership.
CEO Pay Ratio
As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(u) of Regulation S-K, we are required to disclose the ratio of our median employee’s annual total compensation to the annual total compensation of our principal executive officer.
The purpose of this disclosure is to provide a measure of the equitability of pay within our company. We believe our compensation philosophy and process yield an equitable result for all of our employees. During fiscal 2020, the principal executive officer of Celldex was our Chief Executive Officer, Anthony S. Marucci. For 2020, the annual total compensation, using the same methodology we use for our named executive officers as set forth in the summary compensation table, for Mr. Marucci was $3,006,668, and for our median employee was $133,493, resulting in an estimated pay ratio of 23 to 1.
In accordance with Item 402(u) of Regulation S-K, we identified the median employee by (i) determining our employee population as of December 31, 2018 (including all full-time, part-time, salaried, hourly, and seasonal employees, but excluding Mr. Marucci), (ii) calculating the total compensation for each employee for fiscal 2018 by aggregating (A) annual base salary for salaried employees (or hourly rate multiplied by expected annual work schedule, for hourly employees), (B) the bonus for 2018, and (C) the estimated accounting value of any equity awards granted during 2018, and (iii) ranking this compensation measure for our employees from lowest to highest. We do not believe that there has been any change in our employee population or employee compensation arrangements for fiscal 2020 that would result in a significant change to our pay ratio disclosure. As such, and as permitted by Item 402(u) of Regulation S-K, we are using the same median employee for our pay ratio disclosure that we identified for our pay ratio disclosure for fiscal 2018.
The pay ratio reported above is a reasonable estimate calculated in a manner consistent with SEC rules based on our internal records and the methodology described above. Because the SEC rules for identifying the median compensated employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their employee populations and compensation practices, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies have different employee populations and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.
Director Compensation
Effective June 2018, Directors who are not our employees are each entitled to receive a retainer fee of $40,000 each fiscal year (“Annual Retainer”). The Chair of the Board is entitled to receive an annual retainer fee of $30,000 in addition to his or her Annual Retainer and any retainer for committee service. The Chairperson of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee of the Board of Directors is entitled to receive an annual retainer fee of $15,000, $12,500 and $8,000, respectively, in addition to his or her Annual Retainer. Each committee member of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee (other than the Chairperson of a committee) will receive an annual retainer of $7,500, $6,250 and $4,000, respectively, in addition to his or her Annual Retainer. Stipends and retainers are paid in advance on a quarterly basis. The Directors shall be reimbursed for necessary travel and business expenses as incurred but will not receive any additional fees for attending meetings or calls of the Board of Directors.
In June 2020, all non-employee directors received an annual stock option grant to purchase 11,000 shares of the Company’s common stock following the Annual Meeting of Stockholders.
The following table summarizes the annual compensation for our non-employee directors during 2020.
Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation ($)	Total ($)
Karen L. Shoos	74,000	—	87,586	—	—	—	161,586
Keith L. Brownlie	59,000	—	87,586	—	—	—	146,586
Herbert J. Conrad	54,250	—	87,586	—	—	—	141,836
James J. Marino	60,000	—	87,586	—	—	—	147,586
Harry H. Penner, Jr.	53,750	—	87,586	—	—	—	141,336

(1)
The amounts in the Option Awards column reflect the grant date fair value in accordance with U.S.

GAAP of stock option awards made in 2020 to each of our non-employee directors for awards pursuant to the 2008 Plan subject to a vesting schedule whereby an equal number of the shares of common stock shall become vested and no longer be subject to risk of forfeiture (so long as the director remains a member of the Board as of such date). As of December 31, 2020, our non employee directors had the following stock options outstanding: Karen L. Shoos — 22,918, Keith L. Brownlie — 21,499, Herbert J. Conrad — 22,918, James J. Marino — 21,499 and Harry H. Penner, Jr. — 22,918. For a discussion regarding the valuation of our stock option awards for financial statement reporting purposes, please refer to Note 2 in the Notes to the Financial Statements contained in our Annual Report on Form 10-K for the year ended December 31, 2020. These amounts do not represent the actual amounts paid to the directors or the actual value that may be realized by the directors upon exercise of such stock options.
Compensation Committee Interlocks and Insider Participation
The Compensation Committee of the Board of Directors is currently composed of the following three non-employee directors: James J. Marino, Chair, Herbert J. Conrad and Harry H. Penner, Jr. None of these Compensation Committee members was an officer or employee of us during the year. No Compensation Committee interlocks between us and another entity existed.
Risk Considerations
We do not believe that our compensation practices and policies for our employees, including our executive officers, create risks or are likely to create risks that are reasonably likely to have a material adverse effect on our results of operations or financial condition. The Compensation Committee considered our strategic goals and operational practices and evaluated our incentive program design to assess whether these programs foster a business environment that might drive inappropriate decision-making or behavior. We are a biopharmaceutical company that is generating a pipeline of drug candidates to treat cancer and other difficult-to-treat diseases and do not yet generate earnings. While a significant portion of our executives’ compensation is performance-based, we believe several features of our program mitigate inappropriate or excessive risk-taking that could harm shareholder value: we set performance goals that we believe are reasonable and set targets with payouts at multiple levels of performance, rather than an “all or nothing” approach. As discussed above in our Compensation Discussion and Analysis section we use a mix of performance goals in our annual and long-term incentive programs to align incentive compensation with a broad set of measures important to the creation of shareholder value.
Stock Ownership Policy — Non-Employee Directors
In March 2021, our Board adopted stock ownership guidelines applicable to our non-employee directors based on its belief that stock ownership would further align their interests with the long-term interests of our stockholders. The minimum stock ownership requirement for non-employee directors is three times the Annual Retainer. Non-employee directors are required to achieve this level of stock ownership by January 1, 2026 (the fifth measurement date following the adoption of the plan), and any non-employee directors appointed or elected after March 2021 are required to achieve this level of stock ownership by the fifth measurement date from his or her respective date of appointment or election. Measurement dates are January 1 of each year. We assess compliance with these stock ownership guidelines on an annual basis. At adoption, each of our non-employee directors had achieved their required stock ownership.

COMPENSATION COMMITTEE REPORT*
Our Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with management and based on such review and discussion of the Compensation Discussion and Analysis, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement.
Compensation Committee:
James J. Marino, Chair
Herbert J. Conrad
Harry H. Penner, Jr.

*
The foregoing report of the Compensation Committee is not to be deemed “filed” with the SEC (irrespective of any general incorporation language in any document filed with the SEC) or subject to Regulation 14A of the Securities Exchange Act of 1934, as amended, or to the liabilities of Section 18 of the Securities Exchange Act of 1934, except to the extent we specifically incorporate it by reference into a document filed with the SEC.

REPORT OF THE AUDIT COMMITTEE*
The undersigned members of the Audit Committee of the Board of Directors of Celldex submit this report in connection with the committee’s review of the financial reports for the fiscal year ended December 31, 2020 as follows:
1.
The Audit Committee has reviewed and discussed with management the audited financial statements for Celldex for the fiscal year ended December 31, 2020.

2.
The Audit Committee has discussed with representatives of PricewaterhouseCoopers LLP the matters which are required to be discussed with them under the provisions of Auditing Standard No. 61, as amended, Communications with Audit Committees. That Auditing Standard requires the auditors to ensure that the Audit Committee received information regarding the scope and results of the audit.

3.
The Audit Committee has discussed with PricewaterhouseCoopers LLP, the independent registered public accounting firm, the auditors’ independence from management and Celldex including the matters in the written disclosures and the letter from the independent auditors required by PCAOB Rule 3526.

In addition, the Audit Committee considered whether the provision of tax or other non-audit services by PricewaterhouseCoopers LLP is compatible with maintaining its independence. In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board of Directors has approved) that the audited financial statements be included in Celldex’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020 for filing with the Securities and Exchange Commission.
Audit Committee:
Keith L. Brownlie, Chair
James J. Marino
Harry H. Penner, Jr.

*
The foregoing report of the Audit Committee is not to be deemed “soliciting material” or deemed to be “filed” with the Securities and Exchange Commission (irrespective of any general incorporation language in any document filed with the Securities and Exchange Commission) or subject to Regulation 14A of the Securities Exchange Act of 1934, as amended, or to the liabilities of Section 18 of the Securities Exchange Act of 1934, except to the extent we specifically incorporate it by reference into a document filed with the Securities and Exchange Commission.

Security Ownership of Certain Beneficial Owners and Management
The following table sets forth certain information as of April 7, 2021 with respect to the beneficial ownership of common stock of the Company by the following: (i) each of the Company’s current directors; (ii) each of the Named Executive Officers; (iii) the current executive officers; (iv) all of the executive officers and directors as a group; and (v) each person known by the Company to own beneficially more than five percent (5%) of the outstanding shares of the Company’s common stock.
For purposes of the following table, beneficial ownership is determined in accordance with the applicable SEC rules and the information is not necessarily indicative of beneficial ownership for any other purpose. Except as otherwise noted in the footnotes to the table, we believe that each person or entity named in the table has sole voting and investment power with respect to all shares of the Company’s common stock shown as beneficially owned by that person or entity (or shares such power with his or her spouse). Under the SEC’s rules, shares of the Company’s common stock issuable under options that are exercisable on or within 60 days after April 7, 2021 (“Presently Exercisable Options”) are deemed outstanding and therefore included in the number of shares reported as beneficially owned by a person or entity named in the table and are used to compute the percentage of the common stock beneficially owned by that person or entity. These shares are not, however, deemed outstanding for computing the percentage of the common stock beneficially owned by any other person or entity.
The percentage of the common stock beneficially owned by each person or entity named in the following table is based on 39,614,638 shares of common stock outstanding as of April 7, 2021 plus any shares issuable upon exercise of Presently Exercisable Options held by such person or entity.

Name and Business Address of Beneficial Owners*	Amount and Nature of Beneficial Ownership(1)	Percentage of Common Stock(2)
5% Holders
RTW Investments, LP	3,422,855(3)	8.6%
40 10th Avenue 7th Floor New York, NY 10014
Redmile Group, LLC	2,711,616(4)	6.8%
One Letterman Drive Building D, Suite D3-300 San Francisco, CA 94129
Adage Capital Partners, L.P.	2,500,000(5)	6.3%
200 Clarendon Street 52nd Floor Boston, MA 02116
Cowen Financial Products LLC	2,015,513(6)	5.1%
599 Lexington Avenue New York, NY 10022
Directors and Executive Officers
Keith L. Brownlie	11,165(7)	**
Herbert J. Conrad	14,481(8)	**
Elizabeth Crowley	55,635(9)	**
Margo Heath-Chiozzi, M.D.	36,789(10)	**
Tibor Keler, Ph.D.	109,866(11)	**
James J. Marino	23,203(12)	**
Sam Martin	56,224(13)	**
Anthony S. Marucci	263,736(14)	**
Harry H. Penner, Jr.	14,708(15)	**
Karen L. Shoos	14,703(16)	**
All Directors and Executive Officers as a group (15 persons)	765,434(17)	1.9%

*
Unless otherwise indicated, the address is c/o Celldex Therapeutics, Inc., Perryville III Building, 53 Frontage Road, Suite 220, Hampton, NJ 08827.

**
Less than 1%.

(1)
Unless otherwise indicated, the persons shown have sole voting and investment power over the shares listed.

(2)
Common stock includes all outstanding common stock plus, as required for the purpose of determining beneficial ownership (in accordance with Rule 13d-3(d)(1) of the Securities Exchange Act of 1934, as amended), all common stock subject to any right of acquisition, through exercise or conversion of any security, within 60 days of April 7, 2021.

(3)
Based solely on information set forth in a Schedule 13G filed with the SEC by RTW Investments, LP on February 12, 2021.

(4)
Based solely on information set forth in a Schedule 13G filed with the SEC by Redmile Group, LLC on February 16, 2021.

(5)
Based solely on information set forth in a Schedule 13G filed with the SEC by Adage Capital Partners, L.P. on February 11, 2021.

(6)
Based solely on information set forth in a Schedule 13G filed with the SEC by Cowen Financial Products LLC on February 25, 2021.

(7)
Includes 10,499 shares of common stock underlying options which are or may be exercisable as of April 7, 2021 or 60 days after such date.

(8)
Includes 11,918 shares of common stock underlying options which are or may be exercisable as of April 7, 2021 or 60 days after such date.

(9)
Includes 55,147 shares of common stock underlying options which are or may be exercisable as of April 7, 2021 or 60 days after such date.

(10)
Includes 35,789 shares of common stock underlying options which are or may be exercisable as of April 7, 2021 or 60 days after such date.

(11)
Includes 102,509 shares of common stock underlying options which are or may be exercisable as of April 7, 2021 or 60 days after such date.

(12)
Includes 10,499 shares of common stock underlying options which are or may be exercisable as of April 7, 2021 or 60 days after such date.

(13)
Includes 45,489 shares of common stock underlying options which are or may be exercisable as of April 7, 2021 or 60 days after such date.

(14)
Includes 241,055 shares of common stock underlying options which are or may be exercisable as of April 7, 2021 or 60 days after such date.

(15)
Includes 11,918 shares of common stock underlying options which are or may be exercisable as of April 7, 2021 or 60 days after such date.

(16)
Includes 11,918 shares of common stock underlying options which are or may be exercisable as of April 7, 2021 or 60 days after such date.

(17)
Please refer to footnotes 7 — 16.

Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Securities Exchange Act of 1934, as amended, requires Celldex’s directors and executive officers, and persons who are beneficial owners of more than 10% of a registered class of our equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the “SEC”). These persons are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required during the fiscal year ended December 31, 2019, all reports required to be filed under Section 16(a) were filed on a timely basis.
Transactions with Related Persons
It is our policy that all employees and directors, as well as their family members, must avoid any activity that is or has the appearance of conflicting with Celldex’s business interest. This policy is included in our Code of Business Conduct and Ethics. All directors and officers of Celldex complete a directors and officers questionnaire at the beginning of each year, in which they are asked to disclose family relationships and other related party transactions. Our Audit Committee must review and approve all related party transactions, as defined in Item 404 of Regulation S-K. Our Audit Committee’s procedures for reviewing related party transactions are not in writing. Other than compensation arrangements for our Named Executive Officers and directors, which are described in the section entitled “Executive Compensation,” since January 1, 2019, there have been no transactions or series of similar transactions to which we were a party or will be a party, in which:
•
the amounts involved exceeded or will exceed $120,000; and

•
any of our directors, executive officers or holders of more than 5% of our capital stock, or any member of the immediate family of the foregoing persons, had or will have a direct or indirect material interest.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE
“FOR” THE ELECTION OF THE DIRECTOR NOMINEES.

PROPOSAL 2: RATIFY THE APPOINTMENT OF
PRICEWATERHOUSECOOPERS LLP AS OUR INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2021
(Proposal No. 2)
The Audit Committee has reappointed PricewaterhouseCoopers LLP as our independent registered public accounting firm to audit the financial statements of the Company for the fiscal year ending December 31, 2021, and has further directed that management submit their selection of independent registered public accounting firm for ratification by our stockholders at the Annual Meeting of Stockholders. A representative of PricewaterhouseCoopers LLP is expected to attend the Annual Meeting and will have an opportunity to make a statement, if he or she desires, and will be available to respond to appropriate questions. Neither the accounting firm nor any of its members have any direct or indirect financial interest in or any connection with us in any capacity other than as public registered accounting firm.
Principal Accountant Fees and Services
The following table summarizes the fees for professional services rendered by PricewaterhouseCoopers LLP, our independent registered public accounting firm, for each of the last two fiscal years:
Fee Category	2020	2019
	(In thousands)
Audit Fees	$745	$644
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	3	3
Total Fees	$748	$647
Audit Fees
Represents fees, including out of pocket expenses, for professional services provided in connection with the audit of our annual audited financial statements, the review of our quarterly financial statements included in our Forms 10-Q, accounting consultations or advice on accounting matters necessary for the rendering of an opinion on our financial statements, services provided in connection with the offerings of our common stock and audit services provided in connection with other statutory or regulatory filings.
All Other Fees
All other fees consist of fees relating to an accounting research tool and disclosures database.
The Audit Committee is responsible for appointing, setting compensation and overseeing the work of the independent auditors. The Audit Committee has established a policy regarding pre-approval of all auditing services and the terms thereof and non-audit services (other than non-audit services prohibited under Section 10A(g) of the Exchange Act or the applicable rules of the SEC or the Public Company Accounting Oversight Board) to be provided to Celldex by the independent auditor. However, the pre-approval requirement may be waived with respect to the provision of non-audit services for Celldex if the “de minimis” provisions of Section 10A(i)(1)(B) of the Exchange Act are satisfied.
The Audit Committee has considered whether the provision of Audit-Related Fees, Tax Fees, and All Other Fees as described above is compatible with maintaining PricewaterhouseCoopers LLP’s independence and has determined that such services for fiscal years 2019 and 2018 were compatible. All such services were approved by the Audit Committee pursuant to Rule 2-01 of Regulation S-X under the Exchange Act to the extent that rule was applicable.
The Audit Committee is responsible for reviewing and discussing the audited financial statements with management, discussing with the independent registered public accountants the matters required in Auditing Standards No. 1301, receiving written disclosures from the independent registered public accountants required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accountants’ communications with the Audit Committee concerning independence and discussing with the independent registered public accountants their independence, and recommending to the Board of Directors that the audit financial statements be included in our annual report on Form 10-K.
THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE
“FOR” THE RATIFICATION OF THE INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM.

PROPOSAL 3: APPROVAL OF THE CELLDEX THERAPEUTICS, INC. 2021 OMNIBUS EQUITY INCENTIVE PLAN, THE RESERVATION OF 3,700,000 SHARES OF COMMON STOCK FOR ISSUANCE THEREUNDER AND THE ROLLOVER OF ALL UNUSED SHARES OF COMMON STOCK RESERVED UNDER THE COMPANY’S 2008 STOCK OPTION AND INCENTIVE PLAN, AS AMENDED AND RESTATED
(Proposal No. 3)
At the Annual Meeting, the Company’s stockholders are being asked to approve the 2021 Omnibus Equity Incentive Plan (the “2021 Incentive Plan”), to authorize 3,700,000 shares of common stock of the Company par value $0.001 per share (“Common Stock”) for issuance thereunder, and to approve the rollover of all unused shares of Common Stock reserved under the Company’s 2008 Stock Option and Incentive Plan (the “2008 Incentive Plan”) and shares from outstanding awards that are canceled or forfeited under the 2008 Incentive Plan for issuance under the 2021 Incentive Plan. The following description of the principal terms of the 2021 Incentive Plan is a summary and is qualified in its entirety by the full text of the 2021 Incentive Plan, which is attached as Appendix A to this proxy statement. This summary does not purport to be a complete description of all the provisions of the 2021 Incentive Plan.
General
The 2021 Incentive Plan was adopted by our Board of Directors (the “Board”) on April 19, 2021 (the “Effective Date”), subject to the approval of our stockholders. The Board believes that the 2021 Incentive Plan will advance the Company’s interests by enhancing our ability to (a) attract, retain and reward employees, officers, directors, consultants, scientific advisors, other individual advisors and other individual service providers who are in a position to make significant contributions to our success; and (b) encourage our employees, officers, directors, consultants, scientific advisors, other individual advisors and other individual service providers to take into account our long-term interests through ownership of our shares of Common Stock.
Under the 2021 Incentive Plan, awards may be made in the form of options to purchase shares of our Common Stock, stock appreciation rights (“SAR”), restricted shares of our Common Stock, restricted stock units, performance shares, performance units, incentive bonus awards, other cash-based awards and other stock-based awards (collectively, “awards”). Options may be granted which are intended to qualify as Incentive Stock Options (“ISOs”) under Section 422 of the Internal Revenue Code of 1986 (the “Code”) or “nonstatutory stock options” which are not intended to qualify as Incentive Stock Options thereunder. However, ISOs may only be granted to employees.
No non-employee director of the Board may receive awards in any calendar year exceeding $400,000 (inclusive of any cash awards outside of the 2021 Incentive Plan). However, in the case of a new non-employee director of the Board, such amount is increased to $600,000 for the initial year of services.
The 2021 Incentive Plan is not a qualified deferred compensation plan under Section 401(a) of the Internal Revenue Code and is not subject to the provisions of the Employee Retirement Income Security Act of 1974 (“ERISA”).
Purpose
The primary purpose of the 2021 Incentive Plan is to provide a means whereby eligible employees, officers, non-employee directors and other individual service providers develop a sense of proprietorship and personal involvement in the development and financial success of the Company and to encourage them to devote their best efforts to the business of the Company, thereby advancing the interests of the Company and its stockholders. The Company, by means of the 2021 Incentive Plan, seeks to retain the services of such eligible persons and to provide incentives for such persons to exert maximum efforts for the success of the Company and its subsidiaries. In the event that the 2021 Incentive Plan is not adopted, the Company may have considerable difficulty in attracting and retaining qualified personnel, officers, directors and consultants.
Description of the 2021 Incentive Plan
Administration.   The 2021 Incentive Plan is administered by the Compensation Committee of our Board (the “Committee”). However, the entire Board may act in lieu of the Committee on any manner. The

Committee has authority, in its discretion, to approve the persons to whom awards may be granted, to make any combination of awards to participants, to accelerate the exercisability or vesting of an award and to determine the specific terms and conditions of each award, subject to the provisions of the 2021 Incentive Plan. The Committee may also approve rules and regulations for the administration of the 2021 Incentive Plan and amendments or modifications of outstanding awards (except that (i) options and SARs cannot be repriced and (ii) options and SARs cannot be cancelled in exchange for cash or another awards, in each case, without shareholder approval). The Committee may delegate authority to the chief executive officer and/or other executive officers to grant awards to employees (other than themselves), subject to applicable law and the 2021 Incentive Plan. No awards may be made under the 2021 Incentive Plan on or after the ten (10)‑year anniversary of the Effective Date, but the 2021 Incentive Plan will continue thereafter while previously granted awards remain outstanding.
Eligibility.   Persons eligible to receive awards under the 2021 Incentive Plan are all employees, officers, directors, consultants, scientific advisors, other individual advisors and other individual service providers of our Company and our subsidiaries, who, in the opinion of the Committee, are in a position to contribute to the success and growth of the Company, or any person who is determined by the Committee to be a prospective employee, officer, director, consultant, scientific advisor, other individual advisor or other individual service provider of the Company or any subsidiary. As of March 31, 2021, the Company and its subsidiaries had a total of 128 employees, including nine officers and ten executive officers (who are not included in the number of officers) and five non-employee directors. None of our subsidiaries has any employees, and none of the officers and directors of our subsidiaries are eligible for awards under the 2021 Incentive Plan other than those who are eligible as officers or directors of the Company. As of that date, we had approximately five consultants who we have historically granted options to, and no one in the categories of scientific advisors, other individual advisors or other individual service providers. As of March 31, 2021, no person is eligible to participate as a result of a determination by the Committee that that person is a prospective employee, officer, director, consultant, scientific advisor, other individual advisor or other individual service provider of the Company or any subsidiary. As awards under the 2021 Incentive Plan are within the discretion of the Committee, the Company cannot determine how many individuals in each of the categories described above will receive awards.
Shares Subject to the 2021 Incentive Plan.
The Board has reserved for issuance under the 2021 Incentive Plan (i) 3,700,000 shares of Common Stock, plus (ii) such number of unused shares of Common Stock reserved under the 2008 Incentive Plan as of the Effective Date, which unused reserve shall be rolled in to the 2021 Incentive Plan (subsections (i) and (ii) together, the “Share Reserve”). All such shares of Common Stock reserved for issuance under the 2021 Incentive Plan may, but need not, be issued in respect of ISOs. In addition, shares of our Common Stock that relate to any outstanding grants or awards under the 2008 Incentive Plan as of the Effective Date that are forfeited, cancelled or otherwise lapse in accordance with applicable plan terms shall be rolled into the 2021 Incentive Plan and added to the Share Reserve (but not issued in respect of ISOs).
If any option granted under the 2021 Incentive Plan terminates without having been exercised in full or if any award is forfeited or cancelled, the number of shares of Common Stock as to which such award was forfeited or withheld will be available for future grants under the 2021 Plan. However, any shares of Common Stock otherwise issuable are withheld to satisfy the exercise price of a stock option, tax withholding obligations or repurchased by the Company with stock option proceeds, shall not revert to the 2021 Incentive Plan or added back to the Share Reserve.
The number of shares of Common Stock authorized for issuance under the 2021 Incentive Plan and the foregoing share limitations are subject to customary adjustment for stock splits, stock dividends or similar transactions.
Equity-based awards under the 2021 Incentive Plan may vest no earlier than the first anniversary of the date of grant, with limited exceptions for substitute awards, shares of Common Stock delivered in lieu of fully vested cash awards, director awards vesting on the earlier of the one-year anniversary of grant or the next annual meeting of stockholders and for equity-based awards with respect to up to 5% of the Share Reserve.

Terms and Conditions of Options.   Options granted under the 2021 Incentive Plan may be either ISOs or “nonstatutory stock options” that do not meet the requirements of Section 422 of the Code. The Committee will determine the exercise price of options granted under the 2021 Incentive Plan. The exercise price of stock options may not be less than the fair market value per share of our Common Stock on the date of grant (or 110% of fair market value in the case of ISOs granted to a ten-percent stockholder).
If on the date of grant the Common Stock is listed on a stock exchange or is quoted on the automated quotation system of Nasdaq, the fair market value will generally be the closing sale price on the date of grant (or the last trading day before the date of grant if no trades occurred on the date of grant). If no such prices are available, the fair market value will be determined in good faith by the Committee based on the reasonable application of a reasonable valuation method. On April 23, 2021, the closing sale price of a share of Common Stock on Nasdaq was $27.89.
No option may be exercisable for more than ten years (five years in the case of an ISO granted to a ten-percent stockholder) from the date of grant. Options granted under the 2021 Incentive Plan will be exercisable at such time or times as the Committee prescribes at the time of grant. No employee may receive ISOs that first become exercisable in any calendar year in an amount exceeding $100,000. The Committee may, in its discretion, permit a holder of a nonstatutory option to exercise the option before it has otherwise become exercisable, in which case the shares of our Common Stock issued to the recipient will continue to be subject to the vesting requirements that applied to the option before exercise.
Generally, the option price may be paid (a) in cash or by certified or bank check or (b) through a broker-assisted exercise program implemented by the Committee in connection with the 2021 Incentive Plan.
No option may be transferred other than by will or by the laws of descent and distribution, and during a recipient’s lifetime an option may be exercised only by the recipient. However, the Committee may permit the holder of a nonstatutory option to transfer the award to immediate family members or a family trust for estate planning purposes. The Committee will determine the extent to which a holder of a stock option may exercise the option following termination of service with us.
Stock Appreciation Rights.   The Committee may grant SARs independent of or in connection with an option. The Committee will determine the other terms applicable to SARs. The exercise price per share of a SAR will not be less than 100% of the fair market value of a share of our Common Stock on the date of grant, as determined by the Committee. The maximum term of any SAR granted under the 2021 Incentive Plan is ten years from the date of grant. Generally, each SAR will entitle a participant upon exercise to an amount equal to:
•
the excess of the fair market value on the exercise date of one share of our Common Stock over the exercise price, multiplied by

•
the number of shares of Common Stock covered by the SAR.

Payment may be made in shares of our Common Stock, in cash, or partly in Common Stock and partly in cash, all as determined by the Committee.
Restricted Stock and Restricted Stock Units.   The Committee may award restricted Common Stock and/or restricted stock units under the 2021 Incentive Plan. Restricted stock awards consist of shares of Common Stock that are transferred to a participant subject to restrictions that may result in forfeiture if specified conditions are not satisfied. Restricted stock units confer the right to receive shares of our Common Stock, cash, or a combination of shares of Common Stock and cash, at a future date upon or following the attainment of certain conditions specified by the Committee. The restrictions and conditions applicable to each award of restricted stock or restricted stock units may include performance-based conditions. Dividends with respect to restricted stock will only be paid to the holder of the shares at the time that the restricted stock vests. Dividend equivalent amounts may be deemed reinvested in additional restricted stock units, as determined by the Committee in its sole discretion, or paid with respect to restricted stock units when the units vest. Unless the Committee determines otherwise, holders of restricted stock will have the right to vote the shares.
Performance Shares and Performance Units.   The Committee may award performance shares and/or performance units under the 2021 Incentive Plan to any eligible employee or other individual service provider other than a non-employee director of the Board. Performance shares and performance units are awards, denominated in either shares of Common Stock or U.S. dollars, which are earned during a specified performance period subject to the attainment of performance criteria, as established by the Committee. The Committee will determine the restrictions and conditions applicable to each award of performance shares and performance units.
Incentive Bonus Awards, Other Stock-Based and Cash-Based Awards.   The Committee may award other types of equity-based or cash-based awards under the 2021 Incentive Plan, including the grant or offer for sale of shares of our Common Stock that do not have vesting requirements and the right to receive one or more cash payments subject to satisfaction of such conditions as the Committee may impose.
Effect of Certain Corporate Transactions.   The Committee may, at the time of the grant of an award provide for the effect of a change in control (as defined in the 2021 Incentive Plan) on any award, including (i) accelerating or extending the time periods for exercising, vesting in, or realizing gain from any award, (ii) eliminating or modifying the performance or other conditions of an award, or (iii) providing for the cash settlement of an award for an equivalent cash value, as determined by the Committee. The Committee may, in its discretion and without the need for the consent of any recipient of an award, also take one or more of the following actions contingent upon the occurrence of a change in control: (a) cause any or all outstanding options and SARs to become immediately exercisable, in whole or in part; (b) cause any other awards to become non-forfeitable, in whole or in part; (c) cancel any option or SAR in exchange for a substitute option; (d) cancel any award of restricted stock, restricted stock units, performance shares or performance units in exchange for a similar award of the capital stock of any successor corporation; (e) redeem any restricted stock for cash and/or other substitute consideration with a value equal to the fair market value of an unrestricted share of our Common Stock on the date of the change in control; (f) cancel any awards in exchange for cash and/or other property equal to the amount, if any, that would have been attained upon the exercise of such award or realization of rights upon a change in control; (g) cancel any outstanding underwater options or SARs for no consideration; or (h) take any other action the Committee deems necessary or appropriate to carry out the terms of any definitive agreement controlling the terms and conditions of the change in control.
Clawback/Recoupment.   Awards granted under the 2021 Incentive Plan will be subject to the requirement that the awards be forfeited or amounts repaid to the Company after they have been distributed to the participant (i) to the extent set forth in an award agreement or (ii) to the extent covered by any clawback or recapture policy adopted by the Company from time to time, or any applicable laws that impose mandatory forfeiture or recoupment, under circumstances set forth in such applicable laws.
Amendment, Termination.   Our Board may at any time amend the 2021 Incentive Plan for the purpose of satisfying the requirements of the Code, or other applicable law or regulation or for any other legal purpose, provided that, without the consent of our stockholders, the Board may not (a) increase the number of shares of Common Stock available under the 2021 Incentive Plan, (b) change the group of individuals eligible to receive awards, (c) extend the term of the 2021 Incentive Plan, or (d) reduce or reprice the exercise price of any stock option and/or SAR or cancel any stock option and/or SAR in exchange for cash or another award.
Other Information
A “new plan benefits” table, as described in the SEC’s proxy rules, is not provided because the grant of options and other awards under the 2021 Incentive Plan is discretionary, and we cannot determine now the specific number or type of options or awards to be granted in the future to any particular person or group. However, please refer to “Executive Compensation” in this Proxy Statement, which provides information on the grants made in the previous fiscal year, and please refer to the description of grants made to our non-employee directors in the last previous year under the heading “Director Compensation” in this Proxy Statement.
Material Federal Income Tax Consequences
THE FOLLOWING IS A BRIEF SUMMARY OF THE EFFECT OF FEDERAL INCOME TAXATION UPON THE PARTICIPANTS AND THE COMPANY WITH RESPECT TO THE

PURCHASE OF SHARES UNDER THE 2021 INCENTIVE PLAN. THIS SUMMARY DOES NOT PURPORT TO BE COMPLETE AND DOES NOT ADDRESS THE FEDERAL INCOME TAX CONSEQUENCES TO TAXPAYERS WITH SPECIAL TAX STATUS. IN ADDITION, THIS SUMMARY DOES NOT DISCUSS THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH THE PARTICIPANT MAY RESIDE, AND DOES NOT DISCUSS ESTATE, GIFT OR OTHER TAX CONSEQUENCES OTHER THAN INCOME TAX CONSEQUENCES. THE COMPANY ADVISES EACH PARTICIPANT TO CONSULT HIS OR HER OWN TAX ADVISOR REGARDING THE TAX CONSEQUENCES OF PARTICIPATION IN THE 2021 INCENTIVE PLAN AND FOR REFERENCE TO APPLICABLE PROVISIONS OF THE CODE.
Treatment of Options
The Code treats incentive stock options and nonstatutory stock options differently. However, as to both types of options, no income will be recognized to the optionee at the time of the grant of the options under the 2021 Incentive Plan, nor will our Company be entitled to a tax deduction at that time.
Generally, upon exercise of a nonstatutory stock option (including an option intended to be an incentive stock option but which has not continued to so qualify at the time of exercise), an optionee will recognize ordinary income tax on the excess of the fair market value of the stock on the exercise date over the option price. Our Company will be entitled to a tax deduction in an amount equal to the ordinary income recognized by the optionee in the fiscal year which includes the end of the optionee’s taxable year. We will be required to satisfy applicable withholding requirements in order to be entitled to a tax deduction. In general, if an optionee, in exercising a nonstatutory stock option, tenders shares of our Common Stock in partial or full payment of the option price, no gain or loss will be recognized on the tender. However, if the tendered shares were previously acquired upon the exercise of an incentive stock option and the tender is within two years from the date of grant or one year after the date of exercise of the incentive stock option, the tender will be a disqualifying disposition of the shares acquired upon exercise of the incentive stock option.
For incentive stock options, there is no taxable income to an optionee at the time of exercise. However, the excess of the fair market value of the stock on the date of exercise over the exercise price will be taken into account in determining whether the “alternative minimum tax” will apply for the year of exercise. If the shares acquired upon exercise are held until at least two years from the date of grant and more than one year from the date of exercise, any gain or loss upon the sale of such shares, if held as capital assets, will be long-term capital gain or loss (measured by the difference between the sales price of the stock and the exercise price). Under current federal income tax law, a long-term capital gain will be taxed at a rate which is less than the maximum rate of tax on ordinary income. If the two-year and one year holding period requirements are not met (a “disqualifying disposition”), an optionee will recognize ordinary income in the year of disposition in an amount equal to the lesser of (i) the fair market value of the stock on the date of exercise minus the exercise price or (ii) the amount realized on disposition minus the exercise price. The remainder of the gain will be treated as long-term capital gain, depending upon whether the stock has been held for more than a year. If an optionee makes a disqualifying disposition, our Company will be entitled to a tax deduction equal to the amount of ordinary income recognized by the optionee.
In general, if an optionee, in exercising an incentive stock option, tenders shares of Common Stock in partial or full payment of the option price, no gain or loss will be recognized on the tender. However, if the tendered shares were previously acquired upon the exercise of another incentive stock option and the tender is within two years from the date of grant or one year after the date of exercise of the other option, the tender will be a disqualifying disposition of the shares acquired upon exercise of the other option.
As noted above, the exercise of an incentive stock option could subject an optionee to the alternative minimum tax. The application of the alternative minimum tax to any particular optionee depends upon the particular facts and circumstances which exist with respect to the optionee in the year of exercise. However, as a general rule, the amount by which the fair market value of the Common Stock on the date of exercise of an option exceeds the exercise price of the option will constitute an item of “adjustment” for purposes of determining the alternative minimum taxable income on which the alternative tax may be imposed. As such, this item will enter into the tax base on which the alternative minimum tax is computed, and may therefore cause the alternative minimum tax to become applicable in any given year.

Treatment of Stock Appreciation Rights
Generally, the recipient of a SAR will not recognize any income upon grant of the SAR, nor will our Company be entitled to a deduction at that time. Upon exercise of a SAR, the holder will recognize ordinary income, and our Company generally will be entitled to a corresponding deduction, equal to the fair market value of our Common Stock at that time.
Treatment of Stock Awards
Generally, absent an election to be taxed currently under Section 83(b) of the Code (a “Section 83(b) Election”), there will be no federal income tax consequences to either the recipient or our Company upon the grant of a restricted stock award. At the expiration of the restriction period and the satisfaction of any other restrictions applicable to the restricted shares, the recipient will recognize ordinary income and our Company generally will be entitled to a corresponding deduction equal to the fair market value of the Common Stock at that time. If a Section 83(b) Election is made within 30 days after the date the restricted stock award is granted, the recipient will recognize an amount of ordinary income at the time of the receipt of the restricted shares, and our Company generally will be entitled to a corresponding deduction, equal to the fair market value (determined without regard to applicable restrictions) of the shares at such time, less any amount paid by the recipient for the shares. If a Section 83(b) Election is made, no additional income will be recognized by the recipient upon the lapse of restrictions on the shares (and prior to the sale of such shares), but, if the shares are subsequently forfeited, the recipient may not deduct the income that was recognized pursuant to the Section 83(b) Election at the time of the receipt of the shares.
The recipient of an unrestricted stock award will recognize ordinary income, and our Company generally will be entitled to a corresponding deduction, equal to the fair market value of our Common Stock that is the subject of the award when the award is made.
The recipient of a restricted stock unit will recognize ordinary income as and when the units vest and shares of our Common Stock are issued. The amount of the income will be equal to the fair market value of the shares of our Common Stock issued at that time, and our Company will be entitled to a corresponding deduction. The recipient of a restricted stock unit will not be permitted to make a Section 83(b) Election with respect to such award.
The federal income tax consequences of performance share awards, performance unit awards, incentive bonus awards, other cash-based awards and other stock-based awards will depend on the terms and conditions of those awards but, in general, participants will be required to recognize ordinary income in an amount equal to the cash and the fair market value of any fully vested shares of our Common Stock paid, determined at the time of such payment, in connection with such awards.
Section 409A
If an award is subject to Section 409A of the Code, but does not comply with the requirements of Section 409A of the Code, the taxable events as described above could apply earlier than described, and could result in the imposition of additional taxes and penalties. Participants are urged to consult with their tax advisors regarding the applicability of Section 409A of the Code to their awards.
Potential Limitation on Company Deductions
Section 162(m) of the Code generally disallows a tax deduction for compensation in excess of $1 million paid in a taxable year by a publicly held corporation to its chief executive officer and certain other “covered employees”. The Board and the Committee intend to consider the potential impact of Section 162(m) on grants made under the 2021 Incentive Plan, but reserve the right to approve grants of awards for an executive officer that exceeds the deduction limit of Section 162(m).
Restrictions on Resale
Certain officers and directors of the Company may be deemed to be “affiliates” of the Company as that term is defined under the Securities Act. The Common Stock acquired under the 2021 Incentive Plan by an affiliate may be reoffered or resold only pursuant to an effective registration statement or pursuant to

Rule 144 under the Securities Act or another exemption from the registration requirements of the Securities Act. It is intended that the shares issuable pursuant to the 2021 Plan will be registered under the Securities Act of 1933, as amended.
Tax Withholding
As and when appropriate, we shall have the right to require each optionee purchasing shares of Common Stock and each grantee receiving an award of shares of Common Stock under the 2021 Incentive Plan to pay any federal, state or local taxes required by law to be withheld.
New Plan Benefits
No awards will be granted under the 2021 Incentive Plan prior to its approval by our shareholders. The grant of options and other awards under the 2021 Incentive Plan is discretionary, and we cannot determine now the number or type of options or other awards to be granted in the future to any particular person or group.
Securities Issuable Pursuant to Other Equity Compensation Plans
The following table provides information as of December 31, 2020 regarding shares of our common stock that may be issued under our existing equity compensation plans, including our 2008 Incentive Plan and our 2004 Employee Stock Purchase Plan (the “2004 ESPP Plan”).
Plan Category	(a) Number of Securities to be issued upon exercise of outstanding options and rights(1)	(b) Weighted-average exercise price of outstanding options and rights	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders(2)	3,042,229(3)	$28.93	1,109,319(4)

(1)
Does not include any Restricted Stock as such shares are already reflected in our outstanding shares.

(2)
Consists of the 2008 Incentive Plan and the 2004 ESPP Plan.

(3)
Does not include purchase rights accruing under the 2004 ESPP Plan because the purchase price (and therefore the number of shares to be purchased) will not be determined until the end of the purchase period.

(4)
Includes shares available for future issuance under the 2008 Incentive Plan and the the 2004 ESPP Plan as of December 31, 2020, of which 898,977 shares are available for grants in the form of restricted stock, deferred stock, performance shares or unrestricted stock under the 2008 Incentive Plan. If the 2021 Incentive Plan is approved by our stockholders, at the time it becomes effective, shares that are unused (and not subject to outstanding awards) under the 2008 Incentive Plan will rollover to the 2021 Incentive Plan and shares from awards outstanding under the 2008 Incentive Plan that are subsequently cancelled, forfeited or lapse under applicable plan terms will also be rolled into the 2021 Incentive Plan.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE CELLDEX THERAPEUTICS, INC. 2021 INCENTIVE PLAN, THE RESERVATION OF 3,700,000 SHARES OF COMMON STOCK FOR ISSUANCE THEREUNDER AND THE ROLLOVER OF ALL UNUSED SHARES OF COMMON STOCK RESERVED UNDER THE CELLDEX 2008 STOCK OPTION AND INCENTIVE PLAN, AS AMENDED AND RESTATED.
Vote Required
The affirmative vote of the holders of a majority of the votes cast in person or by proxy at the Annual Meeting will be required to approve our 2021 Incentive Plan.
THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR”
APPROVAL OF OUR 2021 OMNIBUS EQUITY INCENTIVE PLAN.

PROPOSAL 4: ADVISORY VOTE ON EXECUTIVE COMPENSATION
(Proposal No. 4)
Under the Dodd-Frank Wall Street Reform and Consumer Protection Act, or the Dodd-Frank Act, and Section 14A of the Securities Exchange Act of 1934, as amended, or the Exchange Act, our stockholders are entitled to vote to approve, on an advisory (nonbinding) basis, the compensation of our Named Executive Officers as disclosed in this proxy statement in accordance with the Securities and Exchange Commission’s rules.
As described in detail under the heading “Compensation of Executive Officers — Compensation Discussion and Analysis,” our executive compensation programs are designed to retain and incentivize the high quality executives whose efforts are key to our long-term success. Under these programs, our Named Executive Officers are rewarded on the basis of individual and corporate performance measured against established corporate and strategic goals. Please read the section of this proxy statement under the heading “Compensation of Executive Officers — Compensation Discussion and Analysis” for additional details about our executive compensation programs, including information about the fiscal year 2020 compensation of our Named Executive Officers.
The Compensation Committee of our Board of Directors continually reviews the compensation programs for our Named Executive Officers to ensure they achieve the desired goals of aligning our executive compensation structure with our stockholders’ interests and current market practices.
We are asking our stockholders to indicate their support for our Named Executive Officer compensation as described in this proxy statement. This proposal, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on our Named Executive Officers’ compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our Named Executive Officers and the philosophy, policies and practices described in this proxy statement. Accordingly, we are asking our stockholders to cast a non-binding advisory vote “FOR” the following resolution at the Annual Meeting:
“RESOLVED, that the compensation of the Named Executive Officers, as disclosed in the Company’s Proxy Statement for the 2021 Annual Meeting of Stockholders pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative disclosure is hereby APPROVED.”
The say-on-pay vote is advisory, and therefore not binding on Celldex Therapeutics, the Compensation Committee or our Board of Directors. Nevertheless, our Board of Directors and our Compensation Committee value the opinions of our stockholders, whether expressed through this vote or otherwise, and accordingly, the Board and Compensation Committee intend to consider the results of this vote among the many factors they consider in making determinations in the future regarding executive compensation arrangements.
Stockholder approval of this Proposal No. 4 will require the affirmative vote of the holders of a majority of the votes cast in person or by proxy at the Annual Meeting.
THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS
VOTE “FOR” THIS PROPOSAL NO. 4.
STOCKHOLDER PROPOSALS
Stockholder Proposals for 2022 Annual Meeting
Any stockholder proposals submitted pursuant to Exchange Act Rule 14a-8 for inclusion in Celldex’s proxy statement and form of proxy for our 2022 Annual Meeting must be received by Celldex on or before December 30, 2021 in order to be considered for inclusion in our proxy statement and form of proxy. Such proposal must also comply with the requirements as to form and substance established by the SEC if such proposals are to be included in the proxy statement and form of proxy. Any such proposal shall be mailed to: Celldex Therapeutics, Inc., Perryville III Building, 53 Frontage Road, Suite 220, Hampton, NJ 08827, Attn.: Secretary.

Our by-laws state that the stockholder must provide timely written notice of such nomination or proposal and supporting documentation as well as be present at such meeting, either in person or by a representative. A stockholder’s notice shall be timely received by Celldex at our principal executive office not less than seventy-five (75) days nor more than one hundred twenty (120) days prior to the anniversary date of the immediately preceding annual meeting (the “Anniversary Date”); provided, however, that in the event the annual meeting is scheduled to be held on a date more than thirty (30) days before the Anniversary Date or more than sixty (60) days after the Anniversary Date, a stockholder’s notice shall be timely if received by Celldex at our principal executive office not later than the close of business on the later of (i) the seventy-fifth (75th) day prior to the scheduled date of such annual meeting or (ii) the fifteenth (15th) day following the day on which such public announcement of the date of such annual meeting is first made by Celldex. Proxies solicited by our Board of Directors will confer discretionary voting authority with respect to these proposals, subject to SEC rules and regulations governing the exercise of this authority. Any such proposal shall be mailed to: Celldex Therapeutics, Inc., Perryville III Building, 53 Frontage Road, Suite 220, Hampton, NJ 08827, Attn.: Secretary.
WHERE YOU CAN FIND ADDITIONAL INFORMATION
The Company files annual, quarterly and current reports, proxy statements and other information with the SEC. Our SEC filings are available to the public over the Internet at the SEC’s website at http://www.sec.gov. The SEC’s website contains reports, proxy statements and other information regarding issuers, such as Celldex Therapeutics, Inc., that file electronically with the SEC. You may also read and copy any document we file with the SEC at the SEC’s Public Reference Room, located at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the operation of its Public Reference Room.
The SEC allows the Company to “incorporate by reference” certain information the Company files with it, which means that the Company can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be part of this Proxy Statement, and information that the Company files later with the SEC will automatically update and supersede previously filed information, including information contained in this document. We are incorporating by reference the following, which include the information required by Item 13(a) of Schedule 14A in connection with Proposal 3:
•
Sections of our Annual Report on Form 10-K for the year ended December 31, 2020, filed with the SEC on March 7, 2019: “Part II. Item 7 — Management’s Discussion and Analysis of Financial Condition and Results of Operations,” “Part II. Item 8 — Financial Statements and Supplementary Data,” “Part II. Item 7A — Quantitative and Qualitative Disclosure About Market Risk” and “Part II. Item 9 — Changes in and Disagreements With Accountants on Accounting and Financial Disclosure.”

In addition, all documents we file under Section 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this Proxy Statement and before the date of the Annual Meeting are incorporated by reference into and deemed a part of this Proxy Statement from the date of filing of those documents.
Any person, including any beneficial owner, to whom this Proxy Statement is delivered may request copies of reports, proxy statements or other information concerning the Company (including the documents incorporated by reference herein) without charge, by written or telephonic request directed to our Corporate Secretary at Celldex Therapeutics, Inc., Perryville III Building, 53 Frontage Road, Suite 220, Hampton, NJ 08827. A request for copies of reports, proxy statements or other information concerning the Company (including the documents incorporated by reference herein) must set forth a good-faith representation that the requesting party was either a holder of record or a beneficial owner of our common stock on April 20, 2021.

OTHER MATTERS
As of the date of this proxy statement, the Board of Directors does not intend to present at the Annual Meeting any matters other than those described herein and does not presently know of any matters that will be presented by other parties. If any other matter requiring a vote of the stockholders should come before the meeting, it is the intention of the persons named in the proxy to vote with respect to any such matter in accordance with the recommendation of the Board of Directors or, in the absence of such a recommendation, in accordance with the best judgment of the proxy holder.
By Order of the Board of Directors
/s/ Sam Martin Secretary
Hampton, NJ
May 3, 2021

Appendix A
CELLDEX THERAPEUTICS, INC.

2021 OMNIBUS EQUITY INCENTIVE PLAN
1.
Establishment and Purpose

1.1   The purpose of the Celldex Therapeutics, Inc. 2021 Omnibus Equity Incentive Plan (the “Plan”) is to provide a means whereby eligible employees, officers, non-employee directors and other individual service providers develop a sense of proprietorship and personal involvement in the development and financial success of the Company (as defined herein) and to encourage them to devote their best efforts to the business of the Company, thereby advancing the interests of the Company and its stockholders. The Company, by means of the Plan, seeks to retain the services of such eligible persons and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Subsidiaries.
1.2   The Plan permits the grant of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units, Incentive Bonus Awards, Other Cash-Based Awards and Other Stock-Based Awards. This Plan shall become effective upon the date set forth in Section 17.1 hereof.
2.
Definitions

Wherever the following capitalized terms are used in the Plan, they shall have the meanings specified below:
2.1   “Affiliate” means, with respect to a Person, a Person that directly or indirectly Controls, or is Controlled by, or is under common Control with, such Person.
2.2   “Applicable Law” means the requirements relating to the administration of equity-based awards or equity compensation plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction that applies to Awards.
2.3   “Award” means an award of a Stock Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Performance Share, Performance Unit, Incentive Bonus Award, Other Cash-Based Award and/or Other Stock-Based Award granted under the Plan.
2.4   “Award Agreement” means either (i) a written or electronic agreement entered into between the Company and a Participant setting forth the terms and conditions of an Award including any amendment or modification thereof, or (ii) a written or electronic statement issued by the Company to a Participant describing the terms and provisions of such Award, including any amendment or modification thereof. The Committee may provide for the use of electronic, internet or other non-paper Award Agreements, and the use of electronic, internet or other non-paper means for the acceptance thereof and actions thereunder by a Participant. Each Award Agreement shall be subject to the terms and conditions of the Plan and need not be identical.
2.5   “Board” means the Board of Directors of the Company.
2.6   “Cause” means a Participant’s (i) conviction of, or the entry of a plea of guilty or no contest to, a felony or any other crime that causes the Company or its Affiliates disgrace or disrepute, or materially and adversely affects the Company’s or its Affiliates’ operations or financial performance, (ii) gross negligence or willful misconduct with respect to the Company or any of its Affiliates, including, without limitation fraud, embezzlement, theft or proven dishonesty in the course of Awardee’s employment or other service; (iii) use of controlled drugs other than in accordance with a physician’s prescription; (iv) refusal to perform any lawful, material obligation or fulfill any duty (other than any duty or obligation of the type described in clause (vi) below) to the Company or its Affiliates (other than due to a disability), which refusal, if curable, is not cured within fifteen (15) days after delivery of written notice thereof; (v) material breach of any agreement with or duty owed to the Company or any of its Affiliates, which breach, if curable, is not cured within fifteen (15) days after the delivery of written notice thereof; (vi) any breach of any obligation or duty to the Company or any of its Affiliates (whether arising by statute, common law or agreement) relating to confidentiality, noncompetition, nonsolicitation or proprietary rights; or (vii) any material breach of any policy of the Company or its Affiliates or any action that the Board, in its sole discretion, determines is reasonably likely to cause the Company or its Affiliates disgrace or disrepute. Notwithstanding the foregoing, if a Participant and the Company (or any of its Affiliates) have entered into an employment agreement, consulting agreement or other similar agreement that specifically defines “cause,” then with respect to such Participant, “Cause” shall have the meaning defined in that employment agreement, consulting agreement or other agreement.
2.7   “Change in Control” shall be deemed to have occurred if any one of the following events shall occur:
(i)   Any Person becomes the beneficial owner (as defined in Rule 13(d)-3 under the Exchange Act) of shares of Common Stock representing more than 50% of the total number of votes that may be cast for the election of directors of the Company; or
(ii)   The consummation of any (a) merger or other business combination of the Company, (b) sale of all or substantially all of the Company’s assets or (c) combination of the foregoing transactions (a “Transaction”), other than a Transaction involving only the Company and one or more of its subsidiaries, or a Transaction immediately following which the shareholders of the Company immediately prior to the Transaction continue to have a majority of the voting power in the resulting entity or a parent entity; or
(iii)   Within any twelve (12)-month period beginning on or after the Effective Date, the persons who were directors of the Company immediately before the beginning of such period (the “Incumbent Directors”) shall cease (for any reason other than death) to constitute at least a majority of the Board (or the board of directors of any successor to the Company); provided that any director who was not a director as of the date hereof shall be deemed to be an Incumbent Director if such director was elected to the Board by, or on the recommendation of or with the approval of, at least two-thirds of the directors who then qualified as Incumbent Directors either actually or by prior operation of the foregoing unless such election, recommendation or approval was the result of an actual or threatened election contest of the type contemplated by Rule 14a-11 promulgated under the Exchange Act or any successor provision; or
(iv)   the shareholders of the Company approve a plan of complete liquidation or dissolution of the Company.
Notwithstanding the foregoing, (1) no event or condition shall constitute a Change in Control to the extent that, if it were, a penalty tax would be imposed under Section 409A of the Code; provided that, in such a case, the event or condition shall continue to constitute a Change in Control to the maximum extent possible (e.g., if applicable, in respect of vesting without an acceleration of distribution) without causing the imposition of such penalty tax and (2) no Change in Control shall be deemed to have occurred, and no rights arising upon a Change in Control as provided in the Plan or any Award Agreement shall exist, to the extent that the Board so determines by resolution adopted and not rescinded prior to the Change in Control; provided, however, that no such determination by the Board shall be effective if it would cause a Participant to be subject to a penalty tax under Section 409A of the Code.
2.8   “Code” means the Internal Revenue Code of 1986, as amended. For purposes of this Plan, references to sections of the Code shall be deemed to include references to any applicable regulations thereunder and any successor or similar provision.
2.9   “Committee” means the committee of the Board delegated with the authority to administer the Plan, or the full Board, as provided in Section 3 of the Plan. With respect to any decision relating to a Reporting Person, the Committee shall consist solely of two or more directors who are disinterested within the meaning of Rule 16b-3 promulgated under the Exchange Act, as amended from time to time, or any successor provision. The fact that a Committee member shall fail to qualify under any of these requirements shall not invalidate an Award if the Award is otherwise validly made under the Plan. The Board may at any time appoint additional members to the Committee, remove and replace members of the Committee with or without cause, and fill vacancies on the Committee however caused.

2.10   “Common Stock” means the Company’s Common Stock, par value $0.001 per share.
2.11   “Company” means Celldex Therapeutics, Inc., a Delaware corporation, and any successor thereto as provided in Section 15.8.
2.12   “Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an employee, director, advisor or consultant, is not interrupted or terminated. A change in the capacity in which the Participant renders service to the Company or an Affiliate as an employee, director, advisor or consultant or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s service with the Company or an Affiliate, will not terminate a Participant’s Continuous Service; provided, however, that if the entity for which a Participant is rendering services ceases to qualify as an Affiliate, as determined by the Committee in its sole discretion, such Participant’s Continuous Service will be considered to have terminated on the date such entity ceases to qualify as an Affiliate. For example, a change in status from an employee of the Company to a consultant of an Affiliate or to a director will not constitute an interruption of Continuous Service. To the extent permitted by Applicable Law, the Committee or the chief executive officer of the Company, in that party’s sole discretion, may determine whether Continuous Service will be considered interrupted in the case of (i) any leave of absence approved by the Company or chief executive officer, including sick leave, military leave or any other personal leave, or (ii) transfers between the Company, an Affiliate, or their successors. Notwithstanding the foregoing, a leave of absence will be treated as Continuous Service for purposes of vesting in an Award only to such extent as may be provided in the Company’s (or an Affiliate’s) leave of absence policy, in the written terms of any leave of absence agreement or policy applicable to the Participant, or as otherwise required by Applicable Law or permitted by the Committee. Unless the Committee provides otherwise, in its sole discretion, or as otherwise required by Applicable Law, vesting of Awards shall be tolled during any unpaid leave of absence by a Participant.
2.13   “Control” means, as to any Person, the power to direct or cause the direction of the management and policies of such Person, or the power to appoint directors of the Company, whether through the ownership of voting securities, by contract or otherwise (the terms “Controlled by” and “under common Control with” shall have correlative meanings).
2.14   “Date of Grant” means the date on which an Award under the Plan is granted by the Committee, or such later date as the Committee may specify to be the effective date of an Award.
2.15   “Disability” means a Participant being considered “disabled” within the meaning of Section 409A of the Code and Treasury Regulation 1.409A-3(i)(4), as well as any successor regulation or interpretation.
2.16   “Effective Date” means the date set forth in Section 17.1 hereof.
2.17   “Eligible Person” means any person who is an employee, officer, director, consultant, scientific advisor or other individual advisor or other individual service provider of the Company or any Subsidiary, or any person who is determined by the Committee to be a prospective employee, officer, director, consultant, scientific advisor or other individual advisor or other individual service provider of the Company or any Subsidiary.
2.18   “Exchange Act” means the Securities Exchange Act of 1934, as amended.
2.19   “Fair Market Value” of a share of Common Stock shall be, as applied to a specific date (i) the closing price of a share of Common Stock as of such date on the principal established stock exchange or national market system on which the Common Stock is then traded (or, if there is no trading in the Common Stock as of such date, the closing price of a share of Common Stock on the most recent date preceding such date on which trades of the Common Stock were recorded), or (ii) if the shares of Common Stock are not then traded on an established stock exchange or national market system but are then traded in an over-the-counter market, the average of the closing bid and asked prices for the shares of Common Stock in such over-the-counter market as of such date (or, if there are no closing bid and asked prices for the shares of Common Stock as of such date, the average of the closing bid and the asked prices for the shares of Common Stock on the most recent date preceding such date on which such closing bid and asked prices are available on such over-the-counter market), or (iii) if the shares of Common Stock are not then listed on a national securities exchange or national market system or traded in an over-the-counter market, the price of a share of Common Stock as determined by the Committee in its discretion in a manner consistent with Section 409A of the Code and Treasury Regulation 1.409A-1(b)(5)(iv), as well as any successor regulation or interpretation.
2.20   “Incentive Bonus Award” means an Award granted under Section 12 of the Plan.
2.21   “Incentive Stock Option” means a Stock Option granted under Section 6 hereof that is intended to meet the requirements of Section 422 of the Code and the regulations promulgated thereunder.
2.22   “Nonqualified Stock Option” means a Stock Option granted under Section 6 hereof that is not an Incentive Stock Option.
2.23   “Other Cash-Based Award” means a contractual right granted to an Eligible Person under Section 13 hereof entitling such Eligible Person to receive a cash payment at such times, and subject to such conditions, as are set forth in the Plan and the applicable Award Agreement.
2.24   “Other Stock-Based Award” means a contractual right granted to an Eligible Person under Section 13 representing a notional unit interest equal in value to a share of Common Stock to be paid and distributed at such times, and subject to such conditions as are set forth in the Plan and the applicable Award Agreement.
2.25   “Outside Director” means a director of the Board who is not an employee of the Company or a Subsidiary.
2.26   “Participant” means any Eligible Person who holds an outstanding Award under the Plan.
2.27   “Person” shall mean, unless otherwise provided, any individual, partnership, firm, trust, corporation, limited liability company or other similar entity. When two or more Persons act as a partnership, limited partnership, syndicate or other group for the purpose of acquiring, holding or disposing of Common Stock, such partnership, limited partnership, syndicate or group shall be deemed a “Person”
2.28   “Performance Goals” shall mean performance goals established by the Committee as contingencies for the grant, exercise, vesting, distribution, payment and/or settlement, as applicable, of Awards.
2.29   “Performance Shares” means a contractual right granted to an Eligible Person under Section 10 hereof representing a notional unit interest equal in value to a share of Common Stock to be paid and distributed at such times, and subject to such conditions, as are set forth in the Plan and the applicable Award Agreement.
2.30   “Performance Unit” means a contractual right granted to an Eligible Person under Section 11 hereof representing a notional dollar interest as determined by the Committee to be paid and distributed at such times, and subject to such conditions, as are set forth in the Plan and the applicable Award Agreement.
2.31   “Plan” means this Celldex Therapeutics, Inc. 2021 Omnibus Equity Incentive Plan, as it may be amended from time to time.
2.32   “Prior Plan” means the Company’s 2008 Stock Option and Incentive Plan (as amended and restated) which shall be terminated as of the Effective Date as to the issuance of new awards.
2.33   “Reporting Person” means an officer (including, without limitation, the Chief Executive Officer), director or greater than ten percent stockholder of the Company within the meaning of Rule 16a-2 under the Exchange Act, who is required to file reports pursuant to Rule 16a-3 under the Exchange Act.
2.34   “Restricted Stock Award” means a grant of shares of Common Stock to an Eligible Person under Section 8 hereof that are issued subject to such vesting and transfer restrictions and such other conditions as are set forth in the Plan and the applicable Award Agreement.
2.35   “Restricted Stock Unit Award” means a contractual right granted to an Eligible Person under Section 9 hereof representing notional unit interests equal in value to a share of Common Stock to be paid and distributed at such times, and subject to such conditions, as are set forth in the Plan and the applicable Award Agreement.

2.36   “Securities Act” means the Securities Act of 1933, as amended.
2.37   “Stock Appreciation Right” or “SAR” means a contractual right granted to an Eligible Person under Section 7 hereof entitling such Eligible Person to receive a payment, upon the exercise of such right, in such amount and at such time, and subject to such conditions, as are set forth in the Plan and the applicable Award Agreement.
2.38   “Stock Option” means a contractual right granted to an Eligible Person under Section 6 hereof to purchase shares of Common Stock at such time and price, and subject to such conditions, as are set forth in the Plan and the applicable Award Agreement.
2.39   “Subsidiary” means an entity (whether or not a corporation) that is wholly or majority owned or controlled, directly or indirectly, by the Company; provided, however, that with respect to Incentive Stock Options, the term “Subsidiary” shall include only an entity that qualifies under section 424(f) of the Code as a “subsidiary corporation” with respect to the Company.
3.
Administration

3.1   Committee Members.   The Plan shall be administered by the Committee; provided that the entire Board may act in lieu of the Committee on any matter, subject to Section 16b-3 Award requirements referred to in Section 2.9 of the Plan. If and to the extent permitted by Applicable Law, the Committee may authorize one or more Reporting Persons (or other officers) to make Awards to Eligible Persons who are not Reporting Persons (or other officers whom the Committee has specifically authorized to make Awards). Subject to Applicable Law and the restrictions set forth in the Plan, the Committee may delegate administrative functions to individuals who are Reporting Persons, officers, or employees of the Company or its Subsidiaries.
3.2   Committee Authority.   The Committee shall have such powers and authority as may be necessary or appropriate for the Committee to carry out its functions as described in the Plan. Subject to the express limitations of the Plan, the Committee shall have authority in its discretion to determine the Eligible Persons to whom, and the time or times at which, Awards may be granted, the number of shares, units or other rights subject to each Award, the exercise, base or purchase price of an Award (if any), the time or times at which an Award will become vested, exercisable or payable, the performance criteria, performance goals and other conditions of an Award, the duration of the Award, and all other terms of the Award. Subject to the terms of the Plan, the Committee shall have authority to amend the terms of an Award in any manner that is not inconsistent with the Plan (including without limitation to determine, add, cancel, waive, amend or otherwise alter any restrictions, terms or conditions of any Award, or extend the post-termination exercisability period of any Stock Option and/or Stock Appreciation Right); provided that neither the Board nor the Committee may, without shareholder approval, reduce or reprice the exercise price of any Stock Option and/or Stock Appreciation Right or cancel any Stock Option and/or Stock Appreciation Right in exchange for cash or another Award; and provided further that no such action shall adversely affect the rights of a Participant with respect to an outstanding Award without the Participant’s consent. The Committee shall also have discretionary authority to interpret the Plan, to make all factual determinations under the Plan, and to make all other determinations necessary or advisable for Plan administration, including, without limitation, to correct any defect, to supply any omission or to reconcile any inconsistency in the Plan or any Award Agreement. The Committee may prescribe, amend, and rescind rules and regulations relating to the Plan. The Committee’s determinations under the Plan need not be uniform and may be made by the Committee selectively among Participants and Eligible Persons, whether or not such persons are similarly situated. The Committee shall, in its discretion, consider such factors as it deems relevant in making its interpretations, determinations and actions under the Plan including, without limitation, the recommendations or advice of any officer or employee of the Company or such attorneys, consultants, accountants or other advisors as it may select. All interpretations, determinations, and actions by the Committee shall be final, conclusive, and binding upon all parties.
3.3   No Liability; Indemnification.   Neither the Board nor any Committee member, nor any Person acting at the direction of the Board or the Committee, shall be liable for any act, omission, interpretation, construction or determination made in good faith with respect to the Plan or any Award or Award Agreement. The Company and its Subsidiaries shall pay or reimburse any member of the Committee, as well as any other Person who takes action on behalf of the Plan, for all reasonable expenses incurred with respect to the Plan, and to the full extent allowable under Applicable Law shall indemnify each and every one of them for any claims, liabilities, and costs (including reasonable attorney’s fees) arising out of their good faith performance of duties on behalf of the Company with respect to the Plan. The Company and its Subsidiaries may, but shall not be required to, obtain liability insurance for this purpose.
3.4   Minimum Vesting Requirements for Awards.   Notwithstanding any other provision of the Plan to the contrary, equity-based Awards granted under the Plan shall vest no earlier than the first anniversary of the date the Award is granted (excluding, for this purpose, any (i) substitute Awards (as provided in Section 15.13 of the Plan), (ii) shares of Common Stock delivered in lieu of fully vested cash Awards and (iii) Awards to Directors that vest on the earlier of the one year anniversary of the date of grant or the next annual meeting of stockholders); provided, that, the Committee may grant equity-based Awards without regard to the foregoing minimum vesting requirement with respect to a maximum of five percent (5%) of the available Share Reserve authorized for issuance under the Plan pursuant to Section 4.1 (subject to adjustment under Section 4.3); and, provided further, for the avoidance of doubt, that the foregoing restriction does not apply to the Committee’s discretion to provide for accelerated exercisability or vesting of any Award, including in cases of retirement, death, disability or a Change of Control, in the terms of the Award or otherwise.
4.
Shares Subject to the Plan

4.1   Plan Share Limitation.
(a)   Subject to adjustment pursuant to Section 4.3 and any other applicable provisions hereof, the maximum aggregate number of shares of Common Stock which may be issued under all Awards granted to Participants under the Plan shall be (i) three million seven hundred thousand (3,700,000) shares plus (ii) such number of unused shares of Common Stock reserved under the Prior Plan as of the Effective Date, which unused reserve shall be rolled into this Plan (subsections (i) and (ii) together, the “Share Reserve”); all of which shares may, but need not, be issued in respect of Incentive Stock Options. In addition, there shall be rolled into this Plan and added to the Share Reserve (but not issued in respect of Incentive Stock Options) such number of shares of Common Stock subject to outstanding grants or awards under the Prior Plan as of the Effective Date which are thereafter forfeited, cancelled or otherwise lapse in accordance with the provisions of Section 4.1(b).
(b)   Shares of Common Stock issued under the Plan may be either authorized but unissued shares or shares held in the Company’s treasury. To the extent that any Award payable in shares of Common Stock is forfeited, cancelled, returned to the Company for failure to satisfy vesting requirements or upon the occurrence of other forfeiture events, or otherwise terminates without payment being made thereunder (other than by exercise), the shares of Common Stock covered thereby will no longer be counted against the foregoing maximum share limitations and may again be made subject to Awards under the Plan pursuant to such limitations. Shares of Common Stock (i) tendered or withheld in payment of a Stock Option, (ii) tendered or withheld to satisfy any tax withholding obligation or (iii) repurchased by the Company with Stock Option proceeds, shall not revert to the Plan or be added back to the Share Reserve. Further, shares of Common Stock covered by a Stock Appreciation Right, to the extent that it is exercised and settled in shares of Common Stock, and whether or not shares of Common Stock are actually issued to the grantee upon the exercise of the Stock Appreciation Right, shall be considered issued or transferred pursuant to the Plan.
4.2   Outside Director Limitation.   The grant date fair value (determined as of the grant date in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, or any successor thereto) of Awards granted under the Plan to any Outside Director during any calendar year shall not exceed $400,000 (inclusive of any cash awards to an Outside Director for such year that are not made pursuant to the Plan); provided that in the case of a new Outside Director, such amount shall be increased to $600,000 for the initial year of the Outside Director’s term.
4.3   Adjustments.   If there shall occur any change with respect to the outstanding shares of Common Stock by reason of any recapitalization, reclassification, stock dividend, extraordinary dividend, stock split, reverse stock split, or other distribution with respect to the shares of Common Stock, or any merger, reorganization, consolidation, combination, spin-off or other similar corporate change, or any other change affecting the Common Stock, the Committee shall, in the manner and to the extent that it deems appropriate and equitable to the Participants and consistent with the terms of the Plan, cause an adjustment to be made in (i) the maximum numbers and kind of shares provided in Section 4.1 hereof, (ii) the numbers and kind of shares of Common Stock, units, or other rights subject to then outstanding Awards, (iii) the price for each share or unit or other right subject to then outstanding Awards, (iv) the performance measures or goals relating to the vesting of an Award, and (v) any other terms of an Award that are affected by the event to prevent dilution or enlargement of a Participant’s rights under an Award. Notwithstanding the foregoing, in the case of Incentive Stock Options, any such adjustments shall, to the extent practicable, be made in a manner consistent with the requirements of Section 424(a) of the Code.
5.
Participation and Awards

5.1   Designation of Participants.   All Eligible Persons are eligible to be designated by the Committee to receive Awards and become Participants under the Plan. The Committee has the authority, in its discretion, to determine and designate from time to time those Eligible Persons who are to be granted Awards, the types of Awards to be granted and the number of shares of Common Stock or units subject to Awards granted under the Plan. In selecting Eligible Persons to be Participants and in determining the type and amount of Awards to be granted under the Plan, the Committee shall consider any and all factors that it deems relevant or appropriate.
5.2   Determination of Awards.   The Committee shall determine the terms and conditions of all Awards granted to Participants in accordance with its authority under Section 3.2 hereof. An Award may consist of one type of right or benefit hereunder or of two or more such rights or benefits granted in tandem or in the alternative. To the extent deemed appropriate by the Committee, an Award shall be evidenced by an Award Agreement as described in Section 15.1 hereof.
6.
Stock Options

6.1   Grant of Stock Option.   A Stock Option may be granted to any Eligible Person selected by the Committee. Subject to the provisions of Section 6.6 hereof and Section 422 of the Code, each Stock Option shall be designated, in the sole discretion of the Committee, as an Incentive Stock Option or as a Nonqualified Stock Option.
6.2   Exercise Price.   The exercise price per share of a Stock Option shall not be less than 100% of the Fair Market Value of a share of Common Stock on the Date of Grant, subject to adjustments as provided for under Section 4.3.
6.3   Vesting of Stock Options.   Subject to Section 3.4, the Committee shall in its sole discretion prescribe the time or times at which, or the conditions upon which, a Stock Option or portion thereof shall become vested and/or exercisable. The requirements for vesting and exercisability of a Stock Option may be based on the Continuous Service of the Participant for a specified time period (or periods) and/or on the attainment of a specified performance goal (or goals) established by the Committee in its discretion. The Committee may, in its sole discretion, accelerate the vesting or exercisability of any Stock Option at any time. The Committee, in its sole discretion, may allow a Participant to exercise unvested Nonqualified Stock Options, in which case the shares of Common Stock then issued shall be Restricted Stock having analogous vesting restrictions to the unvested Nonqualified Stock Options.
6.4   Term of Stock Options.   The Committee shall in its discretion prescribe in an Award Agreement the period during which a vested Stock Option may be exercised, provided that the maximum term of a Stock Option shall be ten (10) years from the Date of Grant. A Stock Option may be earlier terminated as specified by the Committee and set forth in an Award Agreement upon or following the termination of a Participant’s Continuous Service for any reason, including by reason of voluntary resignation, death, Disability, termination for Cause or any other reason. Except as otherwise provided in this Section 6 or in an Award Agreement as such agreement may be amended from time to time upon authorization of the Committee, no Stock Option may be exercised at any time during the term thereof unless the Participant is then in Continuous Service. Notwithstanding the foregoing, unless an Award Agreement provides otherwise:

(a)   If a Participant’s Continuous Service terminates by reason of his or her death, any Stock Option held by such Participant may, to the extent then exercisable, be exercised by such Participant’s estate or any Person who acquires the right to exercise such Stock Option by bequest or inheritance at any time in accordance with its terms for up to one year after the date of such Participant’s death (but in no event after the earlier of the expiration of the term of such Stock Option or such time as the Stock Option is otherwise canceled or terminated in accordance with its terms). Upon expiration of such one-year period, no portion of the Stock Option held by such Participant shall be exercisable and the Stock Option shall be deemed to be canceled, forfeited and of no further force or effect.
(b)   If a Participant’s Continuous Service terminates by reason of his or her Disability, any Stock Option held by such Participant may, to the extent then exercisable, be exercised by the Participant or his or her personal representative at any time in accordance with its terms for up to one year after the date of such Participant’s termination of Continuous Service (but in no event after the earlier of the expiration of the term of such Stock Option or such time as the Stock Option is otherwise canceled or terminated in accordance with its terms). Upon expiration of such one-year period, no portion of the Stock Option held by such Participant shall be exercisable and the Stock Option shall be deemed to be canceled, forfeited and of no further force or effect.
(c)   If a Participant’s Continuous Service terminates for any reason other than death, Disability or Cause, any Stock Option held by such Participant may, to the extent then exercisable, be exercised by the Participant up until ninety (90) days following such termination of Continuous Service (but in no event after the earlier of the expiration of the term of such Stock Option or such time as the Stock Option is otherwise canceled or terminated in accordance with its terms). Upon expiration of such 90-day period, no portion of the Stock Option held by such Participant shall be exercisable and the Stock Option shall be deemed to be canceled, forfeited and of no further force or effect.
(d)   To the extent that a Stock Option of a Participant whose Continuous Service terminates is not exercisable, such Stock Option shall be deemed forfeited and canceled on the ninetieth (90th) day after such termination of Continuous Service or at such earlier time as the Committee may determine.
6.5   Stock Option Exercise.   Subject to such terms and conditions as shall be specified in an Award Agreement, a Stock Option may be exercised in whole or in part at any time during the term thereof by notice in the form required by the Company, and payment of the aggregate exercise price in cash or by certified or bank check, or through a broker-assisted exercise program implemented by the Committee in connection with the Plan. Subject to any governing rules or regulations, as soon as practicable after receipt of written notification of exercise and full payment of the exercise price and satisfaction of any applicable tax withholding pursuant to Section 16.5, the Company shall deliver to the Participant evidence of book entry shares of Common Stock, or upon the Participant’s request, Common Stock certificates in an appropriate amount based upon the number of shares of Common Stock purchased under the Option. Unless otherwise determined by the Committee, all payments under all of the methods indicated above shall be paid in United States dollars.
6.6   Additional Rules for Incentive Stock Options.
(a)   Eligibility.   An Incentive Stock Option may only be granted to an Eligible Person who is considered an employee under Treasury Regulation §1.421-1(h) of the Company or any Subsidiary.
(b)   Annual Limits.   No Incentive Stock Option shall be granted to an Eligible Person as a result of which the aggregate Fair Market Value (determined as of the Date of Grant) of the stock with respect to which Incentive Stock Options are exercisable for the first time in any calendar year under the Plan and any other stock option plans of the Company or any Subsidiary would exceed $100,000, determined in accordance with Section 422(d) of the Code. This limitation shall be applied by taking Incentive Stock Options into account in the order in which granted.
(c)   Ten Percent Stockholders.   If a Stock Option granted under the Plan is intended to be an Incentive Stock Option, and if the Participant, at the time of grant, owns stock possessing ten percent (10%) or more of the total combined voting power of all classes of Common Stock of the Company or any Subsidiary, then (i) the Stock Option exercise price per share shall in no event be less than 110%

of the Fair Market Value of the Common Stock on the date of such grant and (ii) such Stock Option shall not be exercisable after the expiration of five (5) years following the date such Stock Option is granted.
(d)   Termination of Employment.   An Award of an Incentive Stock Option shall provide that such Stock Option may be exercised not later than three (3) months following termination of employment of the Participant with the Company and all Subsidiaries, or not later than one (1) year following death or a permanent and total disability within the meaning of Section 22(e)(3) of the Code, as and to the extent determined by the Committee to be necessary to comply with the requirements of Section 422 of the Code.
(e)   Disqualifying Dispositions.   If shares of Common Stock acquired by exercise of an Incentive Stock Option are disposed of within two (2) years following the Date of Grant or one (1) year following the transfer of such shares to the Participant upon exercise, the Participant shall, promptly following such disposition, notify the Company in writing of the date and terms of such disposition and provide such other information regarding the disposition as the Company may reasonably require.
7.
Stock Appreciation Rights

7.1   Grant of Stock Appreciation Rights.   A Stock Appreciation Right may be granted to any Eligible Person selected by the Committee. Stock Appreciation Rights may be granted on a basis that allows for the exercise of the right by the Participant or that provides for the automatic payment of the right upon a specified date or event.
7.2   Base Price.   The base price of a Stock Appreciation Right shall be determined by the Committee in its sole discretion; provided, however, that the base price for any grant of a Stock Appreciation Right shall not be less than 100% of the Fair Market Value of a share of Common Stock on the Date of Grant, subject to adjustments as provided for under Section 4.3.
7.3   Vesting Stock Appreciation Rights.   Subject to Section 3.4, the Committee shall in its discretion prescribe the time or times at which, or the conditions upon which, a Stock Appreciation Right or portion thereof shall become vested and/or exercisable. The requirements for vesting and exercisability of a Stock Appreciation Right may be based on the Continuous Service of a Participant for a specified time period (or periods) or on the attainment of a specified performance goal (or goals) established by the Committee in its discretion. The Committee may, in its sole discretion, accelerate the vesting or exercisability of any Stock Appreciation Right at any time.
7.4   Term of Stock Appreciation Rights.   The Committee shall in its discretion prescribe in an Award Agreement the period during which a vested Stock Appreciation Right may be exercised, provided that the maximum term of a Stock Appreciation Right shall be ten (10) years from the Date of Grant. A Stock Appreciation Right may be earlier terminated as specified by the Committee and set forth in an Award Agreement upon or following the termination of a Participant’s Continuous Service for any reason, including by reason of voluntary resignation, death, Disability, termination for Cause or any other reason. Except as otherwise provided in this Section 7 or in an Award Agreement, as such agreement may be amended from time to time upon authorization of the Committee, no Stock Appreciation Right may be exercised at any time during the term thereof unless the Participant is then in Continuous Service.
7.5   Payment of Stock Appreciation Rights.   Subject to such terms and conditions as shall be specified in an Award Agreement, a vested Stock Appreciation Right may be exercised in whole or in part at any time during the term thereof by notice in the form required by the Company and payment of any exercise price. Upon the exercise of a Stock Appreciation Right and payment of any applicable exercise price, a Participant shall be entitled to receive an amount determined by multiplying: (i) the excess of the Fair Market Value of a share of Common Stock on the date of exercise of the Stock Appreciation Right over the base price of such Stock Appreciation Right, by (ii) the number of shares as to which such Stock Appreciation Right is exercised. Payment of the amount determined under the immediately preceding sentence may be made, as approved by the Committee and set forth in the Award Agreement, in shares of Common Stock valued at their Fair Market Value on the date of exercise, in cash, or in a combination of shares of Common Stock and cash, subject to applicable tax withholding requirements set forth in

Section 16.5. If Stock Appreciation Rights are settled in shares of Common Stock, then as soon as practicable following the date of settlement the Company shall deliver to the Participant evidence of book entry shares of Common Stock, or upon the Participant’s request, Common Stock certificates in an appropriate amount.
8.
Restricted Stock Awards

8.1   Grant of Restricted Stock Awards.   A Restricted Stock Award may be granted to any Eligible Person selected by the Committee. The Committee may require the payment by the Participant of a specified purchase price in connection with any Restricted Stock Award. The Committee may provide in an Award Agreement for the payment of dividends and distributions to the Participant at the times of vesting or other payment of the Restricted Stock Award. If any dividends or distributions are paid while a Restricted Stock Award is subject to restrictions under Section 8.3 of the Plan, the dividends or other distributions shall be subject to the same restrictions on transferability as the shares of Common Stock to which they relate and shall only be paid to the Participant to the extent that the restrictions are subsequently removed and the vesting conditions are subsequently satisfied. The Committee may also subject the grant of any Restricted Stock Award to the execution of a voting agreement with the Company or with any Affiliate of the Company.
8.2   Vesting Requirements.   The restrictions imposed on shares of Common Stock granted under a Restricted Stock Award shall lapse in accordance with the vesting requirements specified by the Committee in the Award Agreement (and subject to Section 3.4). Upon vesting of a Restricted Stock Award, such Award shall be subject to the tax withholding requirement set forth in Section 16.5. The requirements for vesting of a Restricted Stock Award may be based on the Continuous Service of the Participant for a specified time period (or periods) or on the attainment of a specified performance goal (or goals) established by the Committee in its discretion. The Committee may, in its sole discretion, accelerate the vesting of a Restricted Stock Award at any time. If the vesting requirements of a Restricted Stock Award shall not be satisfied, the Award shall be forfeited and the shares of Common Stock subject to the Award shall be returned to the Company. In the event that the Participant paid any purchase price with respect to such forfeited shares, unless otherwise provided by the Committee in an Award Agreement, the Company will refund to the Participant the lesser of (i) such purchase price and (ii) the Fair Market Value of such shares on the date of forfeiture.
8.3   Restrictions.   Shares granted under any Restricted Stock Award may not be transferred, assigned or subject to any encumbrance, pledge, or charge until all applicable restrictions are removed or have expired, unless otherwise allowed by the Committee. The Committee may require in an Award Agreement that certificates representing the shares granted under a Restricted Stock Award bear a legend making appropriate reference to the restrictions imposed, and that certificates representing the shares granted or sold under a Restricted Stock Award will remain in the physical custody of an escrow holder until all restrictions are removed or have expired.
8.4   Rights as Stockholder.   Subject to the foregoing provisions of this Section 8 and the applicable Award Agreement, the Participant to whom a Restricted Stock Award is made shall have all rights of a stockholder with respect to the shares granted to the Participant under the Restricted Stock Award, including the right to vote the shares, unless the Committee determines otherwise at the time the Restricted Stock Award is granted. Any right to receive all dividends and other distributions paid or made with respect thereto shall be subject to the requirements of Section 15.14.
8.5   Section 83(b) Election.   If a Participant makes an election pursuant to Section 83(b) of the Code with respect to a Restricted Stock Award, the Participant shall file, within thirty (30) days following the Date of Grant, a copy of such election with the Company (directed to the Secretary thereof) and with the Internal Revenue Service, in accordance with the regulations under Section 83 of the Code. The Committee may provide in an Award Agreement that the Restricted Stock Award is conditioned upon the Participant’s making or refraining from making an election with respect to the Award under Section 83(b) of the Code.
9.
Restricted Stock Unit Awards

9.1   Grant of Restricted Stock Unit Awards.   A Restricted Stock Unit Award may be granted to any Eligible Person selected by the Committee. The value of each stock unit under a Restricted Stock Unit Award is equal to the Fair Market Value of the Common Stock on the applicable date or time period of determination, as specified by the Committee. A Restricted Stock Unit Award shall be subject to such restrictions and conditions as the Committee shall determine. A Restricted Stock Unit Award may be granted together with a dividend equivalent right with respect to the shares of Common Stock subject to the Award, which if so granted shall be accumulated and may be deemed reinvested in additional Restricted Stock Units, as determined by the Committee in its sole discretion. If any dividend equivalents are to be earned while a Restricted Stock Unit Award is subject to restrictions under Section 9 of the Plan, the Committee shall provide in the Award Agreement for such dividend equivalents to be subject to the same restrictions on transferability as the Restricted Stock Units to which they relate.
9.2   Vesting of Restricted Stock Unit Awards.   On the Date of Grant, the Committee shall, in its discretion (and subject to Section 3.4), determine any vesting requirements with respect to a Restricted Stock Unit Award, which shall be set forth in the Award Agreement. The requirements for vesting of a Restricted Stock Unit Award may be based on the Continuous Service of the Participant for a specified time period (or periods) or on the attainment of a specified performance goal (or goals) established by the Committee in its discretion. The Committee may, in its sole discretion, accelerate the vesting of a Restricted Stock Unit Award at any time. A Restricted Stock Unit Award may also be granted on a fully vested basis, with a deferred payment date as may be determined by the Committee or elected by the Participant in accordance with rules established by the Committee and in compliance with Applicable Law including Section 409A of the Code.
9.3   Payment of Restricted Stock Unit Awards.   A Restricted Stock Unit Award shall become payable to a Participant at the time or times determined by the Committee and set forth in the Award Agreement, which may be upon or following the vesting of the Award. Payment of a Restricted Stock Unit Award may be made, at the discretion of the Committee, in cash or in shares of Common Stock, or in a combination thereof as described in the Award Agreement, subject to applicable tax withholding requirements set forth in Section 16.5. Any cash payment of a Restricted Stock Unit Award shall be made based upon the Fair Market Value of the Common Stock, determined on such date or over such time period as determined by the Committee. Notwithstanding the foregoing, unless specified otherwise in the Award Agreement, any Restricted Stock Unit, whether settled in Common Stock or cash, shall be paid no later than two and one-half months after the later of the calendar year or fiscal year in which the Restricted Stock Units vest. If Restricted Stock Unit Awards are settled in shares of Common Stock, then as soon as practicable following the date of settlement, the Company shall deliver to the Participant evidence of book entry shares of Common Stock, or upon the Participant’s request, Common Stock certificates in an appropriate amount.
10.
Performance Shares

10.1   Grant of Performance Shares.   Performance Shares may be granted to any Eligible Person other than an Outside Director selected by the Committee. A Performance Share Award shall be subject to such restrictions and condition as the Committee shall specify. A Performance Share Award may be granted with a dividend equivalent right with respect to the shares of Common Stock subject to the Award, which may be accumulated and may be deemed reinvested in additional Performance Shares, as determined by the Committee in its sole discretion, subject to the requirements of Section 15.14.
10.2   Value of Performance Shares.   Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the Date of Grant. The Committee shall set performance goals in its discretion that, depending on the extent to which they are met over a specified time period, shall determine the number of Performance Shares that shall be paid to a Participant.
10.3   Earning of Performance Shares.   After the applicable time period has ended, the number of Performance Shares earned by the Participant over such time period shall be determined as a function of the extent to which the applicable corresponding performance goals have been achieved. This determination shall be made solely by the Committee. The Committee may, in its sole discretion, waive any performance or vesting conditions relating to a Performance Share Award.
10.4   Form and Timing of Payment of Performance Shares.   The Committee shall pay at the close of the applicable Performance Period, or as soon as practicable thereafter, any earned Performance Shares in the form of cash or in shares of Common Stock or in a combination thereof, as specified in a Participant’s

Award Agreement, subject to applicable tax withholding requirements set forth in Section 16.5. Notwithstanding the foregoing, unless specified otherwise in the Award Agreement, all Performance Shares shall be paid no later than two and one-half months following the later of the calendar year or fiscal year in which such Performance Shares vest. Any shares of Common Stock paid to a Participant under this Section 10.4 may be subject to any restrictions deemed appropriate by the Committee. If Performance Shares are settled in shares of Common Stock, then as soon as practicable following the date of settlement the Company shall deliver to the Participant evidence of book entry shares of Common Stock, or upon the Participant’s request, Common Stock certificates in an appropriate amount.
11.
Performance Units

11.1   Grant of Performance Units.   Performance Units may be granted to any Eligible Person other than an Outside Director selected by the Committee. A Performance Unit Award shall be subject to such restrictions and condition as the Committee shall specify in a Participant’s Award Agreement.
11.2   Value of Performance Units.   Each Performance Unit shall have an initial notional value equal to a dollar amount determined by the Committee, in its sole discretion. The Committee shall set performance goals in its discretion that, depending on the extent to which they are met over a specified time period, will determine the number of Performance Units that shall be settled and paid to the Participant.
11.3   Earning of Performance Units.   After the applicable time period has ended, the number of Performance Units earned by the Participant, and the amount payable in cash, in shares or in a combination thereof, over such time period shall be determined as a function of the extent to which the applicable corresponding performance goals have been achieved. This determination shall be made solely by the Committee. The Committee may, in its sole discretion, waive any performance or vesting conditions relating to a Performance Unit Award.
11.4   Form and Timing of Payment of Performance Units.   The Committee shall pay at the close of the applicable Performance Period, or as soon as practicable thereafter, any earned Performance Units in the form of cash or in shares of Common Stock or in a combination thereof, as specified in a Participant’s Award Agreement, subject to applicable tax withholding requirements set forth in Section 16.5. Notwithstanding the foregoing, unless specified otherwise in the Award Agreement, all Performance Units shall be paid no later than two and one-half months following the later of the calendar year or fiscal year in which such Performance Units vest. Any shares of Common Stock paid to a Participant under this Section 11.4 may be subject to any restrictions deemed appropriate by the Committee. If Performance Units are settled in shares of Common Stock, then as soon as practicable following the date of settlement the Company shall deliver to the Participant evidence of book entry shares of Common Stock, or upon the Participant’s request, Common Stock certificates in an appropriate amount.
12.
Incentive Bonus Awards

12.1   Incentive Bonus Awards.   The Committee, at its discretion, may grant Incentive Bonus Awards to such Participants as it may designate from time to time. The terms of a Participant’s Incentive Bonus Award shall be set forth in the Participant’s Award Agreement. Each Award Agreement shall specify such general terms and conditions as the Committee shall determine.
12.2   Incentive Bonus Award Performance Criteria.   The determination of Incentive Bonus Awards for a given year or years may be based upon the attainment of specified levels of Company or Subsidiary performance as measured by pre-established, objective performance criteria determined at the discretion of the Committee. The Committee shall (i) select those Participants who shall be eligible to receive an Incentive Bonus Award, (ii) determine the performance period, (iii) determine target levels of performance, and (iv) determine the level of Incentive Bonus Award to be paid to each selected Participant upon the achievement of each performance level. The Committee generally shall make the foregoing determinations prior to the commencement of services to which an Incentive Bonus Award relates, to the extent applicable, and while the outcome of the performance goals and targets is uncertain.
12.3   Payment of Incentive Bonus Awards.
(a)   Incentive Bonus Awards shall be paid in cash or Common Stock, as set forth in a Participant’s Award Agreement. Payments shall be made following a determination by the Committee that the performance targets were attained and shall be made within two and one-half months after the later of the end of the fiscal or calendar year in which the Incentive Award is no longer subject to a substantial risk of forfeiture.
(b)   The amount of an Incentive Bonus Award to be paid upon the attainment of each targeted level of performance shall equal a percentage of a Participant’s base salary for the fiscal year, a fixed dollar amount, or such other formula, as determined by the Committee.
13.
Other Cash-Based Awards and Other Stock-Based Awards

13.1   Other Cash-Based and Stock-Based Awards.   The Committee may grant other types of equity-based or equity-related Awards not otherwise described by the terms of this Plan (including the grant or offer for sale of unrestricted Shares) in such amounts and subject to such terms and conditions, as the Committee shall determine. Such Awards may involve the transfer of actual shares of Common Stock to a Participant, or payment in cash or otherwise of amounts based on the value of shares of Common Stock. In addition, the Committee, at any time and from time to time, may grant Other Cash-Based Awards to a Participant in such amounts and upon such terms as the Committee shall determine, in its sole discretion.
13.2   Value of Cash-Based Awards and Other Stock-Based Awards.   Each Other Stock-Based Award shall be expressed in terms of shares of Common Stock or units based on shares of Common Stock, as determined by the Committee, in its sole discretion. Each Other Cash-Based Award shall specify a payment amount or payment range as determined by the Committee, in its sole discretion. If the Committee exercises its discretion to establish performance goals, the value of Other Cash-Based Awards that shall be paid to the Participant will depend on the extent to which such performance goals are met.
13.3   Payment of Cash-Based Awards and Other Stock-Based Awards.   Payment, if any, with respect to Other Cash-Based Awards and Other Stock-Based Award shall be made in accordance with the terms of the Award, in cash or shares of Common Stock as the Committee determines.
14.
Change in Control

14.1   Effect of a Change in Control.
(a)   The Committee may, at the time of the grant of an Award and as set forth in an Award Agreement, provide for the effect of a “Change in Control” on an Award. Such provisions may include any one or more of the following: (i) the acceleration or extension of time periods for purposes of exercising, vesting in, or realizing gain from any Award, (ii) the elimination or modification of performance or other conditions related to the payment or other rights under an Award, (iii) provision for the cash settlement of an Award for an equivalent cash value, as determined by the Committee, or (iv) such other modification or adjustment to an Award as the Committee deems appropriate to maintain and protect the rights and interests of Participants upon or following a Change in Control. To the extent necessary for compliance with Section 409A of the Code, an Award Agreement shall provide that an Award subject to the requirements of Section 409A that would otherwise become payable upon a Change in Control shall only become payable to the extent that the requirements for a “change in control” for purposes of Section 409A have been satisfied.
(b)   Notwithstanding anything to the contrary set forth in the Plan, unless otherwise provided by an Award Agreement, upon or in anticipation of any Change in Control, the Committee may, in its sole and absolute discretion and without the need for the consent of any Participant, take one or more of the following actions contingent upon the occurrence of that Change in Control: (i) cause any or all outstanding Stock Options and Stock Appreciation Rights held by Participants affected by the Change in Control to become vested and immediately exercisable, in whole or in part; (ii) cause any or all outstanding Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units, Incentive Bonus Award and any other Award held by Participants affected by the Change in Control to become non-forfeitable, in whole or in part; (iii) cancel any Stock Option or Stock Appreciation Right in exchange for a substitute option in a manner consistent with the requirements of Treasury Regulation. §1.424-1(a) or §1.409A-1(b)(5)(v)(D), as applicable (notwithstanding the fact that the original Stock Option may never have been intended to satisfy the requirements for treatment as an Incentive Stock Option); (iv) cancel any Restricted Stock, Restricted Stock Units, Performance Shares or

Performance Units held by a Participant in exchange for restricted stock or performance shares of or stock or performance units in respect of the capital stock of any successor corporation; (v) redeem any Restricted Stock held by a Participant affected by the Change in Control for cash and/or other substitute consideration with a value equal to the Fair Market Value of an unrestricted share of Common Stock on the date of the Change in Control; (vi) terminate any Award in exchange for an amount of cash and/or property equal to the amount, if any, that would have been attained upon the exercise of such Award or realization of the Participant’s rights as of the date of the occurrence of the Change in Control (the “Change in Control Consideration”); provided, however that if the Change in Control Consideration with respect to any Option or Stock Appreciation Right does not exceed the exercise price of such Option or Stock Appreciation Right, the Committee may cancel the Option or Stock Appreciation Right without payment of any consideration therefor; and/or (vii) take any other action necessary or appropriate to carry out the terms of any definitive agreement controlling the terms and conditions of the Change in Control. Any such Change in Control Consideration may be subject to any escrow, indemnification and similar obligations, contingencies and encumbrances applicable in connection with the Change in Control to holders of Common Stock. Without limitation of the foregoing, if as of the date of the occurrence of the Change in Control the Committee determines that no amount would have been attained upon the realization of the Participant’s rights, then such Award may be terminated by the Company without payment. The Committee may cause the Change in Control Consideration to be subject to vesting conditions (whether or not the same as the vesting conditions applicable to the Award prior to the Change in Control) and/or make such other modifications, adjustments or amendments to outstanding Awards or this Plan as the Committee deems necessary or appropriate.
(c)   The Committee may require a Participant to (i) represent and warrant as to the unencumbered title to the Participant’s Awards, (ii) bear such Participant’s pro rata share of any post-closing indemnity obligations, and be subject to the same or similar post-closing purchase price adjustments, escrow terms, offset rights, holdback terms and similar conditions as the other holders of Common Stock, and (iii) execute and deliver such documents and instruments as the Committee may reasonably require for the Participant to be bound by such obligations. The Committee will endeavor to take action under this Section 14 in a manner that does not cause a violation of Section 409A of the Code with respect to an Award.
15.
General Provisions

15.1   Award Agreement.   To the extent deemed necessary by the Committee, an Award under the Plan shall be evidenced by an Award Agreement in a written or electronic form approved by the Committee setting forth the number of shares of Common Stock or units subject to the Award, the exercise price, base price, or purchase price of the Award, the time or times at which an Award will become vested, exercisable or payable and the term of the Award. The Award Agreement may also set forth the effect on an Award of termination of Continuous Service under certain circumstances. The Award Agreement shall be subject to and incorporate, by reference or otherwise, all of the applicable terms and conditions of the Plan, and may also set forth other terms and conditions applicable to the Award as determined by the Committee consistent with the limitations of the Plan. Award Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 422 of the Code. The grant of an Award under the Plan shall not confer any rights upon the Participant holding such Award other than such terms, and subject to such conditions, as are specified in the Plan as being applicable to such type of Award (or to all Awards) or as are expressly set forth in the Award Agreement.
15.2   Forfeiture Events/Representations.   The Committee may specify in an Award Agreement at the time of the Award that the Participant’s rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events shall include, but shall not be limited to, termination of Continuous Service for Cause, violation of material Company policies, breach of noncompetition, confidentiality or other restrictive covenants that may apply to the Participant, or other conduct by the Participant that is detrimental to the business or reputation of the Company. The Committee may also specify in an Award Agreement that the Participant’s rights, payments and benefits with respect to an Award shall be conditioned upon the Participant making a representation regarding compliance with noncompetition, confidentiality or other restrictive covenants that may apply to the Participant and providing that the Participant’s rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment on account of a breach of such representation. Notwithstanding the foregoing, the confidentiality restrictions set forth in an Award Agreement shall not, and shall not be interpreted to, impair a Participant from exercising any legally protected whistleblower rights (including under Rule 21 of the Exchange Act). In addition and without limitation of the foregoing, any amounts paid hereunder shall be subject to recoupment in accordance with The Dodd — Frank Wall Street Reform and Consumer Protection Act and any implementing regulations thereunder, any “clawback” policy adopted by the Company or as is otherwise required by Applicable Law or stock exchange listing condition.
15.3   No Assignment or Transfer; Beneficiaries.
(a)   Awards under the Plan shall not be assignable or transferable by the Participant, except by will or by the laws of descent and distribution, and shall not be subject in any manner to assignment, alienation, pledge, encumbrance or charge. Notwithstanding the foregoing, the Committee may provide in an Award Agreement that the Participant shall have the right to designate a beneficiary or beneficiaries who shall be entitled to any rights, payments or other benefits specified under an Award following the Participant’s death. During the lifetime of a Participant, an Award shall be exercised only by such Participant or such Participant’s guardian or legal representative. In the event of a Participant’s death, an Award may, to the extent permitted by the Award Agreement, be exercised by the Participant’s beneficiary as designated by the Participant in the manner prescribed by the Committee or, in the absence of an authorized beneficiary designation, by the legatee of such Award under the Participant’s will or by the Participant’s estate in accordance with the Participant’s will or the laws of descent and distribution, in each case in the same manner and to the same extent that such Award was exercisable by the Participant on the date of the Participant’s death.
(b)   Limited Transferability Rights.   Notwithstanding anything else in this Section 15.3 to the contrary, the Committee may in its discretion provide in an Award Agreement that an Award in the form of a Nonqualified Stock Option, share-settled Stock Appreciation Right, Restricted Stock, Performance Share or share-settled Other Stock-Based Award may be transferred, on such terms and conditions as the Committee deems appropriate, either (i) by instrument to the Participant’s “Immediate Family” (as defined below), (ii) by instrument to an inter vivos or testamentary trust (or other entity) in which the Award is to be passed to the Participant’s designated beneficiaries, or (iii) by gift to charitable institutions. Any transferee of the Participant’s rights shall succeed and be subject to all of the terms of the applicable Award Agreement and the Plan. “Immediate Family” means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, and shall include adoptive relationships.
15.4   Rights as Stockholder.   A Participant shall have no rights as a holder of shares of Common Stock with respect to any unissued shares of Common Stock covered by an Award until the date the Participant becomes the holder of record of such securities. Except as provided in Section 4.3 hereof, no adjustment or other provision shall be made for dividends or other stockholder rights, except to the extent that the Award Agreement provides for dividend payments or dividend equivalent rights.
15.5   Employment or Continuous Service.   Nothing in the Plan, in the grant of any Award or in any Award Agreement shall confer upon any Eligible Person or Participant any right to continue in Continuous Service, or interfere in any way with the right of the Company or any of its Subsidiaries to terminate the employment or other service relationship of an Eligible Person or Participant for any reason at any time.
15.6   Fractional Shares.   In the case of any fractional share or unit resulting from the grant, vesting, payment or crediting of dividends or dividend equivalents under an Award, the Committee shall have the discretionary authority to (i) disregard such fractional share or unit, (ii) round such fractional share or unit to the nearest lower or higher whole share or unit, or (iii) convert such fractional share or unit into a right to receive a cash payment.
15.7   Other Compensation and Benefit Plans.   The amount of any compensation deemed to be received by a Participant pursuant to an Award shall not constitute includable compensation for purposes of determining the amount of benefits to which a Participant is entitled under any other compensation or benefit plan or program of the Company or any Subsidiary, including, without limitation, under any bonus, pension, profit-sharing, life insurance, salary continuation or severance benefits plan, except to the extent specifically provided by the terms of any such plan.
15.8   Plan Binding on Transferees.   The Plan shall be binding upon the Company, its transferees and assigns, and the Participant, the Participant’s executor, administrator and permitted transferees and beneficiaries. In addition, all obligations of the Company under this Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.
15.9   Foreign Jurisdictions.   The Committee may adopt, amend and terminate such arrangements and grant such Awards, not inconsistent with the intent of the Plan, as it may deem necessary or desirable to comply with any tax, securities, regulatory or other laws of other jurisdictions with respect to Awards that may be subject to such laws. The terms and conditions of such Awards may vary from the terms and conditions that would otherwise be required by the Plan solely to the extent the Committee deems necessary for such purpose. Moreover, the Board may approve such supplements to or amendments, restatements or alternative versions of the Plan, not inconsistent with the intent of the Plan, as it may consider necessary or appropriate for such purposes, without thereby affecting the terms of the Plan as in effect for any other purpose.
15.10   No Obligation to Notify or Minimize Taxes.   The Company will have no duty or obligation to any Participant to advise such holder as to the time or manner of exercising an Award. Furthermore, the Company will have no duty or obligation to warn or otherwise advise such holder of a pending termination or expiration of an Award or a possible period in which the Award may not be exercised. The Company has no duty or obligation to minimize the tax consequences of an Award to the holder of such Award.
15.11   Corporate Action Constituting Grant of Awards.   Corporate action constituting a grant by the Company of an Award to any Participant will be deemed completed as of the date of such corporate action, unless otherwise determined by the Committee or the Board, regardless of when the instrument, certificate, or letter evidencing the Award is communicated to, or actually received or accepted by, the Participant. In the event that the corporate records (e.g., Board or Committee consents, resolutions or minutes) documenting the corporate action constituting the grant contain terms (e.g., exercise price, vesting schedule or number of shares) that are inconsistent with those in the Award Agreement as a result of a clerical error in the papering of the Award Agreement, the corporate records will control and the Participant will have no legally binding right to the incorrect term in the Award Agreement.
15.12   Change in Time Commitment.   In the event a Participant’s regular level of time commitment in the performance of the Participant’s services for the Company and any Affiliates is reduced (for example, and without limitation, if the Participant is an employee of the Company and the employee has a change in status from a full-time employee to a part-time employee) after the date of grant of any Award to the Participant, the Committee has the right in its sole discretion to (i) make a corresponding reduction in the number of shares subject to any portion of such Award that is scheduled to vest or become payable after the date of such change in time commitment and (ii) in lieu of or in combination with such a reduction, extend the vesting or payment schedule applicable to such Award. In the event of any such reduction, the Participant will have no right with respect to any portion of the Award that is so reduced or extended.
15.13   Substitute Awards in Corporate Transactions.   Nothing contained in the Plan shall be construed to limit the right of the Committee to grant Awards under the Plan in connection with the acquisition, whether by purchase, merger, consolidation or other corporate transaction, of the business or assets of any corporation or other entity. Without limiting the foregoing, the Committee may grant Awards under the Plan to an employee or director of another corporation who becomes an Eligible Person by reason of any such corporate transaction in substitution for awards previously granted by such corporation or entity to such person. The terms and conditions of the substitute Awards may vary from the terms and conditions that would otherwise be required by the Plan solely a the extent the Committee deems necessary for such purpose. Any shares of Common Stock subject to these substitute Awards shall not be counted against any of the maximum share limitations set forth in the Plan.

15.14   Dividends and Dividend Equivalents.   Notwithstanding anything in this Plan to the contrary, the Company shall not pay dividends equivalents with respect to any unvested Award (including, without limitation Restricted Stock Unit Awards, Performance Share Awards, Performance Unit Awards or Other Stock-Based Awards) nor shall it pay dividend equivalents on Incentive Stock Options, Nonqualified Stock Options or Stock Appreciation Rights, whether vested or unvested. A Restricted Stock Award may provide that any dividends which would otherwise be payable on Restricted Stock shall accrue on such shares of Restricted Stock and shall be payable only upon vesting of the shares subject to the Restricted Stock Award to which they relate.
16.
Legal Compliance

16.1   Securities Laws.   No shares of Common Stock will be issued or transferred pursuant to an Award unless and until all then applicable requirements imposed by Federal and state securities and other laws, rules and regulations and by any regulatory agencies having jurisdiction, and by any exchanges upon which the shares of Common Stock may be listed, have been fully met. As a condition precedent to the issuance of shares pursuant to the grant or exercise of an Award, the Company may require the Participant to take any reasonable action to meet such requirements. The Committee may impose such conditions on any shares of Common Stock issuable under the Plan as it may deem advisable, including, without limitation, restrictions under the Securities Act, as amended, under the requirements of any exchange upon which such shares of the same class are then listed, and under any blue sky or other securities laws applicable to such shares. The Committee may also require the Participant to represent and warrant at the time of issuance or transfer that the shares of Common Stock are being acquired only for investment purposes and without any current intention to sell or distribute such shares. All Common Stock issued pursuant to the terms of this Plan shall constitute “restricted securities,” as that term is defined in Rule 144 promulgated pursuant to the Securities Act, and may not be transferred except in compliance herewith and with the registration requirements of the Securities Act or an exemption therefrom. Certificates representing Common Stock acquired pursuant to an Award may bear such legend as the Company may consider appropriate under the circumstances.
16.2   Incentive Arrangement.   The Plan is designed to provide an on-going, pecuniary incentive for Participants to produce their best efforts to increase the value of the Company. The Plan is not intended to provide retirement income or to defer the receipt of payments hereunder to the termination of a Participant’s employment or beyond. The Plan is thus intended not to be a pension or welfare benefit plan that is subject to Employee Retirement Income Security Act of 1974 (“ERISA”), and shall be construed accordingly. All interpretations and determinations hereunder shall be made on a basis consistent with the Plan’s status as not an employee benefit plan subject to ERISA.
16.3   Unfunded Plan.   The adoption of the Plan and any reservation of shares of Common Stock or cash amounts by the Company to discharge its obligations hereunder shall not be deemed to create a trust or other funded arrangement. Except upon the issuance of Common Stock pursuant to an Award, any rights of a Participant under the Plan shall be those of a general unsecured creditor of the Company, and neither a Participant nor the Participant’s permitted transferees or estate shall have any other interest in any assets of the Company by virtue of the Plan. Notwithstanding the foregoing, the Company shall have the right to implement or set aside funds in a grantor trust, subject to the claims of the Company’s creditors or otherwise, to discharge its obligations under the Plan.
16.4   Section 409A Compliance.   To the extent applicable, it is intended that the Plan and all Awards hereunder comply with the requirements of Section 409A of the Code or an exemption thereto, and the Plan and all Award Agreements shall be interpreted and applied by the Committee in a manner consistent with this intent in order to avoid the imposition of any additional tax under Section 409A of the Code. Notwithstanding anything in the Plan or an Award Agreement to the contrary, in the event that any provision of the Plan or an Award Agreement is determined by the Committee, in its sole discretion, to not comply with the requirements of Section 409A of the Code or an exemption thereto, the Committee shall, in its sole discretion, have the authority to take such actions and to make such interpretations or changes to the Plan or an Award Agreement as the Committee deems necessary, regardless of whether such actions, interpretations, or changes shall adversely affect a Participant, subject to the limitations, if any, of Applicable Law. If an Award is subject to Section 409A of the Code, any payment made to a Participant who is a “specified employee” of the Company or any Subsidiary shall not be made before the date that is six months after the Participant’s “separation from service” to the extent required to avoid the adverse consequences of Section 409A of the Code. For purposes of this Section 16.4, the terms “separation from service” and “specified employee” shall have the meanings set forth in Section 409A of the Code. In no event whatsoever shall the Company be liable for any additional tax, interest or penalties that may be imposed on any Participant by Section 409A of the Code or any damages for failing to comply with Section 409A of the Code.
16.5   Tax Withholding.
(a) The Company shall have the power and the right to deduct or withhold, or require a participant to remit to the Company, the statutory amount to satisfy federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of this Plan, but in no event shall such deduction or withholding or remittance exceed the maximum statutory withholding requirements unless permitted by the Company and such additional withholding amount will not cause adverse accounting consequences and is permitted under Applicable Law.
(b) Subject to such terms and conditions as shall be specified in an Award Agreement, a Participant may, in order to fulfill the withholding obligation utilize the broker-assisted exercise procedure described in Section 6.5 to satisfy the withholding requirements related to the exercise of a Stock Option.
16.6   No Guarantee of Tax Consequences.   Neither the Company, the Board, the Committee nor any other Person make any commitment or guarantee that any federal, state, local or foreign tax treatment will apply or be available to any Participant or any other Person hereunder.
16.7   Severability.   If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.
16.8   Stock Certificates; Book Entry Form.   Notwithstanding any provision of the Plan to the contrary, unless otherwise determined by the Committee or required by any Applicable Law, rule or regulation, any obligation set forth in the Plan pertaining to the delivery or issuance of stock certificates evidencing shares of Common Stock may be satisfied by having issuance and/or ownership of such shares recorded on the books and records of the Company (or, as applicable, its transfer agent or stock plan administrator).
16.9   Governing Law.   The Plan and all rights hereunder shall be subject to and interpreted in accordance with the laws of the State of Delaware, without reference to the principles of conflicts of laws, and to applicable Federal securities laws.
17.
Effective Date, Amendment and Termination

17.1   Effective Date.   The effective date of the Plan shall be the date on which the Plan is approved by the requisite percentage of the holders of the Common Stock of the Company; provided, however, that Awards granted under the Plan subsequent to the approval of the Plan by the Board shall be valid if such stockholder approval occurs within one year of the date on which such Board approval occurs.
17.2   Amendment; Termination.   The Board may suspend or terminate the Plan (or any portion thereof) at any time and may amend the Plan at any time and from time to time in such respects as the Board may deem advisable or in the best interests of the Company or any Subsidiary; provided, however, that (a) no such amendment, suspension or termination shall materially and adversely affect the rights of any Participant under any outstanding Awards, without the consent of such Participant, (b) to the extent necessary and desirable to comply with any Applicable Law, regulation, or stock exchange rule, the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required, and (c) stockholder approval is required for any amendment to the Plan that (i) increases the number of shares of Common Stock available for issuance under the Plan, (ii) changes the persons or class of persons eligible to receive Awards or (iii) reduces or reprices the exercise price of any Stock Option and/or Stock Appreciation Right or cancels any Stock Option and/or Stock Appreciation Right in exchange for cash or another Award. For purposes of the foregoing, any action of the Board or the Committee that alters or affects the tax treatment of any Award shall not be considered to materially impair any rights of any Participant. The Plan will continue in effect until terminated in accordance with this Section 17.2; provided, however, that no Award will be granted hereunder on or after the 10th anniversary of the date of the Plan’s initial adoption by the Board (the “Expiration Date”); but provided further, that Awards granted prior to such Expiration Date may extend beyond that date.
INITIAL BOARD APPROVAL: April 19, 2021
INITIAL STOCKHOLDER APPROVAL:

CELLDEX THERAPEUTICS, INC. PERRYVILLE III BUILDING 53 FRONTAGE ROAD, SUITE 220 HAMPTON, NJ 08827 VOTE BY INTERNET — www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on June 16, 2021. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting — Go to www.virtualshareholdermeeting.com/CLDX2021 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE — 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on June 16, 2021. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees 01) KarenL. Shoos 02) Anthony S. Marucci 06) Harry H. Penner, Jr. For Withhold For All To withhold authority to vote forany All All Except individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. 0 0 0 03) Keith L. Brownlie 04) Herbert J. Conrad 05) James J. Marino R1.0.0.177 1 _ 0000511901 The Board of Directors recommends you vote FOR proposals 2, 3 and 4. 2. To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year ending December 31, 2021. 3. To approve our 2021 Omnibus Equity Incentive Plan. 4. To approve, on an advisory basis, the compensation of the Company’s Named Executive Officers as disclosed in the Proxy Statement. NOTE: In their discretion, upon such other business as may properly come before the annual meeting or any adjournment or postponement. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. For Against Abstain 0 0 0 0 0 0 0 0 0 Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com CELLDEX THERAPEUTICS, INC. Annual Meetingof Stockholders June 17, 2021 9:00 a.m. This proxy is solicited by the Board of Directors The undersigned hereby appoints Sam Martin and Anthony S. Marucci, and either of them, as the true and lawful attorneys, agents and proxies of the undersigned, with full power of substitution, and hereby authorizes them to represent and to vote, as designated on the reverse side, all shares of common stock of Celldex Therapeutics, Inc. held of record by the undersigned on April 20, 2021 at the Annual Meeting of Stockholders to be held virtually via the Internet at www.virtualshareholdermeeting.com/CLDX2021, on June 17, 2021 at 9:00 a.m. local time, or at any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. R1.0.0.177 2 _ 0000511901 Continued and to be signed on reverse side